                                                                    EXHIBIT 10.9

                             Amended and Restated

                            Stockholders' Agreement

                         Dated as of January 25, 1999


                                 by and among

                              DIVERSA CORPORATION

                                      and

                         the Stockholders named herein

                               Table of Contents

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                                                                Page
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1.   Definitions............................................       1

2.   Representations and Certain Covenants..................      10
     2.1     By the Company.................................      10
     2.2     By the Stockholders............................      10
     2.3     By the Series A Preferred Stockholders.........      10
     2.4     Covenants of the Stockholders..................      11

3.   Legend on Shares and Notice of Transfer................      11
     3.1     Restrictive Legends............................      11
     3.2     Notice of Transfer.............................      12
     3.3     Prohibited Transfers...........................      13
     3.4     Right of First Refusal; Tag-Along Rights.......      13

4.   Rights to Purchase Additional Stock....................      16

5.   Board of Directors.....................................      17
     5.1    Number of Directors.............................      17
     5.2    Agreement to Vote for Directors.................      17
     5.3    Default of Agreement to Vote....................      18
     5.4    Board Observation Rights........................      18

6.   Affirmative Covenants of the Company...................      18
     6.1    Use of Proceeds.................................      19
     6.2    Consent as to Issuance of Common Stock..........      19
     6.3    Financial Information...........................      19
     6.4    Other Reports and Inspection....................      20
     6.5    Corporate Existence.............................      21
     6.6    Insurance.......................................      21
     6.7    Maintenance of Properties.......................      21
     6.8    Compliance with Obligations.....................      21
     6.9    Taxes...........................................      21
     6.10   Compliance with Law.............................      21
     6.11   Environmental Matters...........................      22
     6.12   Accounting System...............................      22

                                      i.

                              Table of Contents
                                  (Continued)

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     6.13   Reservation of Common Stock...................................   22
     6.14   Confidentiality Agreements with Employees and Consultants.....   22
     6.15   Board of Directors Meetings...................................   22
     6.16   Publicity.....................................................   22
     6.17   Registration Rights...........................................   22
     6.18   Key Man Life Insurance........................................   23
     6.19   Voting Agreement with Common Stockholders.....................   23
     6.20   Option Exercises..............................................   23
     6.21   Proprietary Rights............................................   23
     6.22   Approval of Budget............................................   23
     6.23   Repayment of Loan Agreement and Release of Encumbrances.......   23

7.   Negative Covenants of the Company....................................   23
     7.1    Indebtedness; Commitments.....................................   24
     7.2    Restriction on Dividends......................................   24
     7.3    Restriction on Issuances of Shares............................   24
     7.4    Protective Provisions.........................................   24
     7.5    Business......................................................   24
     7.6    Guarantees....................................................   24
     7.7    Conflicting Agreements........................................   24
     7.8    No Acquisitions...............................................   24
     7.9    No Dispositions...............................................   24
     7.10   Employee Stock and Stock Options..............................   25

8.   Confidentiality......................................................   25

9.   Events of Noncompliance..............................................   26
     9.1    Occurrence of Event of Noncompliance..........................   26
     9.2    Remedies......................................................   27

10.  Filing of Reports Under the Exchange Act.............................   27

11.  Registration Rights..................................................   28
     11.1  Demand Registration Rights.....................................   28

                                      ii.

                              Table of Contents
                                  (Continued)

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     11.2    Registration Requested by Holders.........................   30
     11.3    "Piggyback" Registrations.................................   31
     11.4    Registrations on S-3......................................   33
     11.5    Company's Obligations in Registration.....................   33
     11.6    Payment of Registration Expenses..........................   35
     11.7    Information from Holders of Registrable Securities........   36
     11.8    Indemnification...........................................   36

12.  Small Business Matters............................................   38
     12.1    Generally: Certain SBIC Covenants.........................   38
     12.2    Regulatory Compliance Cooperation.........................   39
     12.3    Information Rights and Related Covenants..................   40
     12.4    Remedies..................................................   40

13.  Duration of Agreement..............................................  41

14.  Additional Remedies................................................  41

15.  Successors and Assigns; Limitation on Assignment...................  41

16.  Entire Agreement...................................................  42

17.  Notices............................................................  42

18.  Changes............................................................  43

19.  Counterparts.......................................................  43

20.  Headings...........................................................  43

21.  Nouns and Pronouns.................................................  43

22.  Severability.......................................................  43

23.  Governing Law; Jurisdiction........................................  43

24.  New York Life Insurance Company Compliance Obligations.............  43

                                      iv.

                 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

This Amended and Restated Stockholders' Agreement dated as of January 25, 1999 by and among Diversa Corporation, a Delaware corporation (the "Company"), and those stockholders of the Company whose names appear on the signature pages hereof.

                                R E C I T A L S

     Whereas, the Company and the holders of the Series A Preferred Stock have previously entered into a Stockholders' Agreement dated as of December 21, 1994 by and among the Company (formerly known as Industrial Genome Sciences, Inc.) and those stockholders whose names appear on the signature pages thereof, as amended by Amendment No. 1 thereto (the "Original Stockholders' Agreement");

     Whereas, the Company and the holders of the Series A, Series B, Series C and Series D Preferred Stock have previously entered into a Stockholders' Agreement dated as of May 13, 1996, as amended on July 14, 1997 and October 22, 1997, by and among the Company and those stockholders whose names appear on the signature pages thereof (the "Prior Stockholders' Agreement"), which superceded and replaced in its entirety the Original Stockholders' Agreement;

     Whereas, the Company is entering, or will enter into, a Stock Purchase Agreement with the Series E Investors pursuant to which the Company will sell shares of its Series E Preferred Stock to the Series E Investors;

     Whereas, in connection with the sale of the Series E Preferred Stock to the Series E Investors, the Company and the Stockholders desire to (i) amend and restate the Prior Stockholders' Agreement to make certain covenants with the Series E Investors and to grant the Series E Investors certain rights and (ii) terminate the Prior Stockholders' Agreement in its entirety with such Prior Stockholders' Agreement being superseded and replaced in its entirety with this Agreement;

     Now, Therefore, in consideration of the foregoing and of the respective covenants and undertakings hereunder, the parties hereto do hereby agree as follows:

1.   Definitions.

     As used in this Agreement, the following terms shall have the following respective meanings:

     "1997 Plan" shall mean the Company's 1997 Equity Incentive Plan.

     "Affiliate" shall mean, with respect to any Person, (i) a director, officer or stockholder of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or spouse, parent, sibling or descendant of any director or executive officer of such Person), and (iii) any other Person that,

                                       1.

directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

     "Applicable Environmental Law" shall mean CERCLA, RCRA, the Federal Waste Pollution Control Act, 33 U.S.C. (S) (S) 1261 et seq., the Clean Air Act, 42 U.S.C. (S) (S) 7401 et seq., any similar provisions of state or local law in the countries and jurisdictions where the properties of the Company are located and where the Company conducts its business and the regulations thereunder and any other local, state and/or federal laws or regulations, whether currently in existence or hereafter enacted, that govern:

          (a) the existence, cleanup and/or remediation of contamination on property;

          (b) the protection of the environment from spilled, deposited or otherwise emplaced contamination;

          (c)  the control of hazardous wastes; or

          (d) the use, generation, transport, handling, treatment, storage, disposal, removal or recovery of Hazardous Materials, including building materials.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Budget" shall have the meaning set forth in Section 6.3(d).

     "Business" shall have the meaning set forth in Section 12.1.

     "Business and Condition" shall mean the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

     "By-laws" shall mean the By-laws of the Company, as amended.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)(S) 6901 et seq.

     "Capital Stock" shall mean any (i) shares of Common Stock, Preferred Stock or any other equity security of the Company, (ii) debt securities convertible into or exchangeable for any equity security of the Company, (iii) any debt security or capitalized lease with any equity feature with respect to the Company, or (iv) options, warrants or other rights to subscribe for, purchase or otherwise acquire any such equity security or debt security of the Company.

     "Charter" shall mean the Seventh Restated Certificate of Incorporation of the Company, as filed on December 30, 1998 with the Secretary of State of Delaware, as the same may be restated and amended from time to time.

     "CIT/VC" shall mean The CIT Group/Venture Capital, Inc. and any successor thereto.

     "CIT/VC Group" shall mean any entity or Person now existing or hereafter formed which is affiliated with The CIT Group/Venture Capital, Inc. and any successors or assigns of any of the foregoing Persons.

     "Commission" shall mean the Securities and Exchange Commission or any other Federal agency administering the Securities Act at the applicable time.

     "Commitment" shall mean all obligations of the Company and its Subsidiaries pursuant to long-term leases or similar agreements relating to the use of personal property.

     "Common Shares" shall mean the issued and outstanding shares of the Company's Common Stock, $.001 par value per share, at the applicable time.

     "Common Stock" shall mean the Company's authorized Common Stock, $.001 par value per share.

     "Common Stockholder" shall mean each Person who has purchased Common Stock from the Company or who acquires Common Stock upon the conversion of preferred stock, by Transfer or otherwise and who becomes a party to this Agreement.

     "Control" shall mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Covenant Preferred Shares" shall mean the issued and outstanding shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, and, for purposes of Section 6 only with respect to Sections 6.1, 6.2, 6.3(a) and (b), 6.4 and 6.13, the Series E Preferred Stock.

     "Covenant Preferred Stockholders" shall mean any holder of Covenant Preferred Shares and any person to whom Covenant Preferred Shares (or the Common Stock issued upon conversion thereof) are Transferred.

     "Equity Stock" shall have the meaning set forth in Rule 3a11-l under the Exchange Act.

     "Event of Noncompliance" shall have the meaning set forth in Section 9.1.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute and the rules and regulations thereunder, as shall be in effect from time to time.

     "Excluded Stock" shall mean (a) the Preferred Shares, (b) the Option Shares, (c) Common Stock issuable upon conversion of the Preferred Shares, (d) securities issued pursuant to the acquisition of another corporation, partnership, joint venture, trust or other entity by the Company by merger, consolidation, stock acquisition, reorganization, or otherwise, (e) Common Stock issuable upon exercise of options granted pursuant to the Restricted Stock Option Agreements, (f) Common Stock issuable as a result of stock dividends, stock splits, stock combinations or other similar transactions by the Company and (g) securities issued in connection with bank credit facilities, equipment financing transactions, other leasing lines of

                                       3.

credit or collaborative arrangements not primarily intended to provide equity financing to the Company.

     "GAAP" shall mean generally accepted accounting principles of the United States.

     "Governmental Body" shall mean any United States or state government body, any agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory or taxing authority thereunder.

     "Group" shall mean as to (a) a Preferred Stockholder that is a limited partnership, any and all of the venture capital limited partnerships now existing or hereafter arising that are "affiliates" (as defined by Rule 405 promulgated under the Securities Act), in whole or in part, of one or more general partners or of one or more general partners of a general partner of such Stockholder and any predecessor or successor partnership and any limited and general partners of any such partnership; (b) a Preferred Stockholder that is a trust, any of the beneficiaries, settlors or grantors now existing or hereafter arising of, or any Person under common control with, such trust; (c) in the case of HCV I, HCV II, HCV III and HCV IV, the HCV Group; (d) in the case of Everest Trust, any grantor or beneficiary thereof, or any other trust, corporate entity or partnership under common control with Everest Trust for which Rho Management Company, Inc. acts as investment adviser; (e) in the case of APA Excelsior IV, L.P., APA Excelsior IV/Offshore, L.P., The P/A Fund, L.P., and the Patricof Private Investment Club, L.P., the Patricof Group; (f) in the case of the Series E Investors, any affiliates, in whole or in part, of such Series E Investor; and
(g) any Preferred Stockholder, any other Preferred Stockholder.

     "Hazardous Materials" shall mean any substance which as of the date of this Agreement shall be identified as "hazardous" or "toxic" or otherwise regulated under CERCLA or RCRA or which has been or shall be determined at any time by any agency or court to be a hazardous or toxic substance under Applicable Environmental Law. The term "Hazardous Material" shall also include, without limitation, raw materials, building components (including asbestos), the products of any manufacturing or other activities on the properties, wastes, petroleum, and source, special nuclear or by-product material as defined by the Atomic Energy Act of 1954, as amended (42 U.S.C. (S)(S) 3011 et seq., as amended.)

     "HCV Group" shall mean, collectively, (i) HCV I, (ii) HCV II, (iii) HCV III, (iv) HCV IV, (v) any venture capital limited partnership now existing or hereafter formed which is affiliated with or under common control with one or more general partners of any general partner of HCV I, HCV II, HCV III and HCV IV (an "HCV Fund") (including, without limitation, the other HCV Funds); (vi) any limited partners or affiliates of HCV I, HCV II, HCV III, HCV IV or any other HCV Fund; and (vii) any successors or assigns of any of the foregoing persons.

     "HCV I" shall mean HealthCare Ventures I, L.P., a Delaware limited partnership, including any successor thereto.

     "HCV II" shall mean HealthCare Ventures II, L.P., a Delaware limited partnership, including any successor thereto.

     "HCV III" shall mean HealthCare Ventures III, L.P., a Delaware limited partnership, including any successor thereto.

                                       4.

     "HCV IV" shall mean HealthCare Ventures IV, L.P., a Delaware limited partnership, including any successor thereto.

     "Initial Public Offering" shall mean the Company's initial distribution of Common Stock in an underwritten Public Offering to the general public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act at a price per share which is not less than 300% of the Conversion Price (as defined in the Charter) of the Series B Preferred Stock in effect at the time of such public offering and resulting in gross proceeds (before underwriting commissions and offering expenses) to the Company of not less than $15 million.

     "Indebtedness" shall mean all liabilities for money borrowed, or for the deferred portion of the purchase price, payable by the Company or its Subsidiaries.

     "Key Man Life Insurance" shall have the meaning set forth in Section 6.19.

     "Non-Scientific Founders" shall mean Dr. Peter Korn and Gary Friedman.

     "Offer" shall have the meaning set forth in Section 4(b) hereof.

     "Offered Shares" shall have the meaning set forth in Section 4(a) hereof.

     "Option Shares" shall mean up to 11,275,624 shares of Common Stock issued, available for issuance or subject to options, warrants, awards or rights granted or authorized to be granted to employees, consultants and others who provide services to the Company pursuant to any Stock Plan.

     "Patricof Group" shall mean, collectively, (i) APA Excelsior IV, L.P., (ii) APA Excelsior IV/Offshore, L.P., (iii) The P/A Fund, L.P., (iv) the Patricof Private Investment Club, L.P., (v) any venture capital limited partnership or entity (a "Patricof Fund") now existing or hereafter formed which is affiliated with or under common control with (x) one or more general partners of any general partner of APA Excelsior IV, L.P., APA Excelsior IV/Offshore, L.P., The P/A Fund, L.P., or the Patricof Private Investment Club, L.P., or (y) managed or advised by Patricof & Co. Ventures, Inc. or any affiliate thereof (including, without limitation, the other Patricof Funds); (vi) any limited partners or affiliates of APA Excelsior IV, L.P., APA Excelsior IV/Offshore, L.P., The P/A Fund, L.P., or the Patricof Private Investment Club, L.P., or any other Patricof Fund; and (vii) any successors or assigns of any of the foregoing persons. Any reference to APA Excelsior IV, L.P., APA Excelsior IV/Offshore, L.P., The P/A Fund, L.P., and the Patricof Private Investment Club, L.P., shall mean such entity and any successor to such entity.

     "Person" shall mean any individual, corporation, partnership, a limited liability company, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

     "Preferred Shares" shall mean the issued and outstanding shares of the Company's Series A Preferred Stock, $.001 par value per share, Series B Peferred Stock, $.001 par value per share, Series C Preferred Stock, $.001 par value per share, Series D Preferred Stock, $.001 par value per share, and Series E Preferred Stock, $.001 par value per share.

     "Preferred Stockholder" shall mean any holder of Preferred Shares and any Person to whom Preferred Shares (or the Common Stock issued upon conversion thereof) are Transferred.

     "Pro Rata Fraction" shall have the meaning set forth in Section 3.4(b).

     "Public Offering" shall mean a distribution of Common Stock in an underwritten public offering to the general public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act.

     "RCRA" shall mean Resource Conservation and Recovery Act, 42 U.S.C. (S)(S) 6901 et seq.

     "Registrable Securities" shall mean the aggregate of Series A Registrable Securities, the Series B Registrable Securities, the Series C Registrable Securities, the Series D Registrable Securities and the Series E Registrable Securities.

     "Regulated Holder" shall mean any holder of the Company's Securities that is (or that is a subsidiary of a bank holding company that is) subject to the various provisions of Regulation Y of the Board of Governors of the Federal Reserve Systems, 12 C.F.R., Part 225 (or any successor to Regulation Y).

     "Regulatory Problem" shall mean (i) any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or CIT/VC reasonably believes that there is a significant risk of such assertion) that such Person (or any bank holding company that controls such Person) is not entitled to hold, or exercise any material right with respect to, all or any portion of the Securities of the Company which such Person holds or (ii) when such Person and its Affiliates would own, control or have power (including voting rights) over a greater quantity of Securities of the Company than is permitted under any law or regulation or any requirement of any governmental authority applicable to a Person or to which such Person is subject.

     "Restricted Securities" shall mean the aggregate of Series A Restricted Securities, the Series B Restricted Securities, the Series C Restricted Securities, the Series D Restricted Securities and the Series E Restricted Securities.

     "Restricted Stock Option Agreements" shall mean the Restricted Stock Option Agreements dated December 21, 1994 between the Company and each of the Scientific Founders and the Non-Scientific Founders (except Barry Marrs) and the Restricted Stock Option Agreement dated December 19, 1994 between the Company and Barry Marrs.

     "SBA" shall have the meaning set forth in Section 12.1.

     "SBIA" shall have the meaning set forth in Section 12.1.

     "SBIC" shall have the meaning set forth in Section 12.1.

     "Scientific Founders" shall mean Dr. Melvin Simon, Dr. Jeffrey H. Miller, Dr. Barry Marrs and Dr. Karl Stetter.

     "Securities" shall mean, with respect to any Person, such Person's capital stock or any options, warrants or other Securities which are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock (whether or not such derivative Securities are issued by the Company). Whenever a reference herein to Securities refers to any derivative Securities, such reference shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative Securities.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute and the rules and regulations of the Commission thereunder, as shall be in effect at the applicable time.

     "Series A Preferred Stock" shall mean the Series A Preferred Stock, $.001 par value per share, of the Company.

     "Series A Registrable Securities" shall mean the shares of Common Stock issued or issuable on conversion or exercise of Series A Restricted Securities, or constituting a portion of the Series A Restricted Securities.

     "Series A Restricted Securities" shall mean the Series A Preferred Stock and the Common Stock issued or issuable upon the conversion of the Series A Preferred Stock, and any other securities of the Company which may be heretofore or hereafter issued to any of the holders of the Series A Preferred Stock (other than Series B Preferred Stock) which are convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, other classes or series of preferred stock, warrants, options or other rights to purchase Common Stock or convertible debentures or other convertible debt securities) and any Common Stock (howsoever acquired) by any holder of Series A Preferred Stock or any Common Stock which has been issued on conversion of Series A Preferred Stock, which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act.

     "Series A Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of December 21, 1994 by and among the Company and the parties thereto, as amended by the Stock Purchase Agreement and Amendment to Stock Purchase Agreement, dated March 15, 1995 by and among the Company and the parties thereto, as amended by the Stock Purchase Agreement and Amendment to Stock Purchase Agreement dated July 28, 1995 by and among the Company and the parties thereto, as amended by Amendment No. 3 to the Stock Purchase Agreement dated May 13, 1996 by and among the Company and the parties thereto.

     "Series B Preferred Stock" shall mean the Series B Preferred Stock, $.001 par value per share, of the Company.

     "Series B Registrable Securities" shall mean the shares of Common Stock issued or issuable on conversion or exercise of Series B Restricted Securities, or constituting a portion of the Series B Restricted Securities.

                                       7.

     "Series B Restricted Securities" shall mean the Series B Preferred Stock and the Common Stock issued or issuable upon the conversion of the Series B Preferred Stock, and any other securities of the Company which may be heretofore or hereafter issued to any of the holders of the Series B Preferred Stock (other than Series A Preferred Stock) which are convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, other classes or series of preferred stock, warrants, options or other rights to purchase Common Stock or convertible debentures or other convertible debt securities) and any Common Stock (howsoever acquired) by any holder of Series B Preferred Stock or any Common Stock which has been issued on conversion of Series B Preferred Stock, which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act.

     "Series B Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of May 13, 1996, by and among the Company and the purchasers of the Series B Preferred Stock named as Investors therein.

     "Series C Preferred Stock" shall mean the Series C Preferred Stock, $.001 par value per share, of the Company.

     "Series C Registrable Securities" shall mean the shares of Common Stock issued or issuable on conversion or exercise of Series C Restricted Securities, or constituting a portion of the Series C Restricted Securities.

     "Series C Restricted Securities" shall mean the Series C Preferred Stock and the Common Stock issued or issuable upon the conversion of the Series C Preferred Stock, and any other securities of the Company which may be heretofore or hereafter issued to any of the holders of the Series C Preferred Stock which are convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, other classes or series of preferred stock, warrants, options or other rights to purchase Common Stock or convertible debentures or other convertible debt securities) and any Common Stock (howsoever acquired) by any holder of Series C Preferred Stock or any Common Stock which has been issued on conversion of Series C Preferred Stock, which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act.

     "Series C Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of July 14, 1997 by and among the Company and the parties thereto.

     "Series D Preferred Stock" shall mean the Series D Preferred Stock, $.001 par value per share, of the Company.

     "Series D Registrable Securities" shall mean the shares of Common Stock issued or issuable on conversion or exercise of Series D Restricted Securities, or constituting a portion of the Series D Restricted Securities.

     "Series D Restricted Securities" shall mean the Series D Preferred Stock and the Common Stock issued or issuable upon the conversion of the Series D Preferred Stock, and any other securities of the Company which may be heretofore or hereafter issued to any of the

                                       8.

holders of the Series D Preferred Stock which are convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, other classes or series of preferred stock, warrants, options or other rights to purchase Common Stock or convertible debentures or other convertible debt securities) and any Common Stock (howsoever acquired) by any holder of Series D Preferred Stock or any Common Stock which has been issued on conversion of Series D Preferred Stock, which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act.

     "Series D Stock Purchase Agreement" shall mean the Stock Purchase Agreement and Agreement and Plan or Reorganization, dated as of October 22, 1997 by and among the Company and the parties thereto.

     "Series E Investors" shall mean the investor(s) listed on the Schedule of Series E Investors attached hereto.

     "Series E Preferred Stock" shall mean the Series E Preferred Stock, $.001 par value per share, of the Company.

     "Series E Registrable Securities" shall mean the shares of Common Stock issued or issuable on conversion or exercise of Series E Restricted Securities, or constituting a portion of the Series E Restricted Securities.

     "Series E Restricted Securities" shall mean the Series E Preferred Stock and the Common Stock issued or issuable upon the conversion of the Series E Preferred Stock, and any other securities of the Company which may be heretofore or hereafter issued to any of the holders of the Series E Preferred Stock which are convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, other classes or series of preferred stock, warrants, options or other rights to purchase Common Stock or convertible debentures or other convertible debt securities) and any Common Stock (howsoever acquired) by any holder of Series E Preferred Stock or any Common Stock which has been issued on conversion of Series E Preferred Stock, which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act.

     "Series E Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of January 25, 1999, or any additional stock purchase agreement for the purchase and sale of Series E Preferred Stock, by and among the Company and the parties thereto.

     "Shares" shall mean and include all shares of voting capital stock of the Company now owned or hereafter acquired by any Stockholder or transferee of such Stockholder.

     "Stockholder" shall mean each Person who has purchased Shares from the Company or who acquires Shares upon conversion of the Preferred Shares, the exercise of options, Transfer or otherwise and who is a party to this Agreement.

     "Stock Plan" shall mean any stock award or option plan, agreement or arrangement for officers, directors, consultants, employees and others who render services to the Company.

                                      9.

     "Subsidiary" shall mean, with respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

     "Taxes" shall mean all taxes, duties, charges, fees, levies, interest, penalties, additions to tax or other assessments, including, but not limited to, foreign, federal, state and local income, excise, employment, property, sales, use, occupation, value added and franchise taxes and customs duties, imposed by any Governmental Body and any payments with respect thereto required under any tax-sharing agreement.

     "Transfer" shall include any sale, assignment, transfer, pledge, encumbrance, or other disposition of, or the subjecting to a security interest of, any Restricted Securities, or any disposition of any Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

     "Voting Agreement" shall mean the Amended and Restated Voting Agreement dated as of even date herewith, by and among the Company, the Preferred Stockholders and certain Common Stockholders, as the same may be amended from time to time.

2.   Representations and Certain Covenants.

     2.1  By the Company. The Company represents to each Stockholder that:

          (a) The execution, delivery and performance by the Company of this Agreement and each other agreement to be entered into by the Company in connection with this Agreement have been duly authorized by all action required by law, its Charter, its By-laws or otherwise.

          (b) This Agreement and such other agreements have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms.

     2.2 By the Stockholders. Each Stockholder, as to itself or himself, represents to the Company and the other Stockholders that:

          (a) The execution, delivery and performance by such Stockholder of this Agreement and each other agreement to be entered into by such Stockholder in connection with this Agreement have been duly authorized by all action required by law, and by the certificate of incorporation and by-laws, partnership agreement or other governing instrument of such Stockholder.

          (b) This Agreement and such other agreements have been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligations of such Stockholder enforceable against it or him in accordance with their terms.

     2.3 By the Series A Preferred Stockholders. Each holder of the Series A Preferred Stock agrees to waive any prior breach of the Series A Preferred Stock Purchase Agreement and

                                      10.

each other agreement between the Company and the holders of Series A Preferred Stock. The right of the holders of Series A Preferred Stock are as set forth in this Agreement, the Series A Stock Purchase Agreement and the Charter; for the avoidance of doubt, the Series A Stockholders shall not be deemed to have waived any rights available to them in the future under either of said agreements or the Charter.

     2.4 Covenants of the Stockholders. Each of the Stockholders hereby waives any default or Event of Noncompliance that may have occurred prior to the date hereof with respect to the late reporting or presentation of financial materials and/or budgets pursuant to Sections 6.3 and 6.22 herein.

3.   Legend on Shares and Notice of Transfer.

     3.1  Restrictive Legends.

          (a) Each certificate evidencing Shares, and each certificate evidencing Shares held by subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of Section 3.2 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.

          (b) Each certificate evidencing Shares, and each certificate evidencing Shares held by subsequent transferees of any such certificate, shall also be stamped or otherwise imprinted with a legend in substantially the following form:

               ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, BY AND AMONG DIVERSA CORPORATION, THE HOLDER OF RECORD OF THIS CERTIFICATE AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT AND UNTIL SUCH TERMS AND CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD

                                      11.

               OF THIS CERTIFICATE TO THE SECRETARY OF DIVERSA CORPORATION.

     3.2  Notice of Transfer.

          (a) Each of the Stockholders, and any other holder of any Shares by acceptance thereof, agrees that, prior to any Transfer of any Shares, such holder will give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 3.2 and all of the provisions of Section 3.4 hereof. Each such notice shall contain (i) a statement setting forth the intention of said holder's prospective transferee with respect to its retention or disposition of said Shares, and (ii) unless waived by the Company, an opinion of counsel (reasonably satisfactory to the Company and its counsel) for said holder (who may be the inside or staff counsel employed by said holder), as to the necessity or non-necessity for registration under the Securities Act and applicable state securities laws in connection with such Transfer and stating the factual and statutory bases relied upon by counsel. The following provisions shall then apply:

               (i) If the proposed Transfer of Shares may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of such Shares shall be entitled to Transfer such Shares in accordance with Section 3.3 and the intended method of disposition specified in the statement delivered by said holder to the Company.

               (ii) If the proposed Transfer of such Shares may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Shares shall not be entitled to Transfer such Shares until the requisite registration or qualification is effective.

          (b) Notwithstanding the provisions of Section 3.2, (i) in the case of a Transfer by a holder to a member of such holder's Group, no such opinion of counsel shall be necessary, provided that the transferee agrees in writing to be subject to Section 3 hereof to the same extent as if such transferee were originally a signatory to this Agreement, and (ii) in the case of any holder of Restricted Securities that is a partnership, no such opinion of counsel shall be necessary for a Transfer by such holder to a partner of such holder, or a retired partner of such holder who retires after the date hereof, or the estate of any holder who retires after the date hereof, or the estate of any such partner or retired partner if, with respect to such Transfer by a partnership, such Transfer is made in accordance with the partnership agreement of such partnership, and the transferee agrees in writing to be subject to the terms of
Section 3 hereof to the same extent as if such transferee were originally a signatory to this Agreement. Transfers pursuant to this Section 3.3(b) are not subject to the provisions of Section 3.4.

          (c) Each certificate evidencing the Shares issued upon such Transfer (and each certificate evidencing any untransferred balance of such Shares) shall bear the legends set forth in Section 3.1 hereof unless the Shares are no longer subject to this Stockholders' Agreement and (i) in the opinion of counsel (reasonably acceptable to the Company) addressed to the Company the registration of future Transfers is not required by the applicable provisions of the Securities Act or applicable state securities laws; (ii) the Company shall have waived the

                                      12.

requirement of such legend; or (iii) in the reasonable opinion of counsel to the Company, such Transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or any similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws, to a person who is not an affiliate (as such term is defined in the Securities Act) of the Company.

     3.3  Prohibited Transfers.

          (a) Each Stockholder agrees that it or he shall not Transfer any of its or his Shares without the prior written consent of the holders of at least 75% in interest of the Preferred Shares, voting together as a class (without counting the Shares held by such transferring Stockholder) except as provided for in Section 3.

          (b) Notwithstanding anything to the contrary contained herein, a Stockholder may Transfer all or any of its Shares to a member of its Group and, in the case of any stockholder which is a partnership, to a partner of such holder, or a retired partner of such holder who retires after the date hereof, or the estate of any holder who retires after the date hereof, or the estate of any such partner or retired partner if, with respect to such Transfer by a partnership, such Transfer is made in accordance with the partnership agreement of such partnership provided that any such transferee shall agree in writing with the Company, prior to and as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement.

          (c) If requested in writing by the managing underwriters, if any, of any Public Offering, each Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of any Shares except as part of such Public Offering within thirty (30) days before or one hundred and eighty (180) days after the effective date of the registration statement filed with respect to said offering, and the Company hereby also so agrees; provided, however, that this restriction will not apply to transfers permitted under Section 3.3(b).

          (d) Each Transfer of Shares which is permitted by Section 3 of this Stockholders' Agreement shall be by written agreement (the "Transfer Agreement"), in a form reasonably satisfactory to the Company and its counsel, pursuant to which the transferee (other than a Stockholder who is already a party to this Stockholders' Agreement) agrees to execute a counterpart copy of this Stockholders' Agreement, and to abide by, and hold the transferred Shares subject to, the terms of this Agreement that are applicable to the transferring Stockholder as of the time of the Transfer and that would have been applicable to such transferring Stockholder had the transferring Stockholder retained such transferred Shares.

     3.4  Right of First Refusal; Tag-Along Rights.

          (a) If a Stockholder (for purposes of this Section, the "Selling Stockholder") desires to sell all or any part of his Shares pursuant to a bona fide, arm's-length offer from a creditworthy third party (the "Proposed Transferee"), the Selling Stockholder shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the other Stockholders and the Company, on terms and conditions, including price, not less favorable to the other Stockholders and the Company than those on which the Selling Stockholder proposes to sell the

                                      13.

Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Selling Stockholder, the terms and conditions, including price, of the proposed sale, the address of the Selling Stockholder and any other material facts relating to the proposed sale.

          (b) Subject to and in accordance with the priorities of rights established in subsection (c) below, each Stockholder shall have the right (the "Right of First Refusal") to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Shares then owned by such Stockholder and the denominator of which shall be the aggregate number of Shares then owned by all of the Stockholders less those owned by the Selling Stockholder (the "Pro Rata Fraction"). For the purpose of calculating the Pro Rata Fraction, each Preferred Share shall be deemed to represent the number of Common Shares into which the Preferred Share is then convertible.

          (c) Stockholders shall have a right of oversubscription such that if any Stockholder fails to accept the Offer as to its or his full Pro Rata Fraction, the other Stockholders, among them, shall have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by a Stockholder by accepting the Offer as to more than its or his Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Stockholders shall be cut back with respect to their oversubscriptions so as to sell the Offered Shares as nearly as possible in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves.

          (d) If a Stockholder desires to purchase all or any part of the Offered Shares, such Stockholder (a "Purchasing Stockholder") shall communicate in writing its or his election to purchase (an "Acceptance") to the Selling Stockholder, which Acceptance shall state the number of Offered Shares the Purchasing Stockholder desires to purchase and shall be delivered in person or mailed to the Selling Stockholder at the address set forth in the Offer, with a copy to the Company and the other Stockholders, within twenty (20) days of the date the Offer was made.

          (e) If the other Stockholders do not accept the Offer for all of the Offered Shares, the Company shall have the right to purchase all of the remaining Offered Shares (including any Tag-Along Shares being offered pursuant to paragraph (j) below). If the Company desires to purchase all of the remaining Offered Shares it shall seek the approval of the holders of at least 75% in interest of the Preferred Shares (excluding those Preferred Shares owned or held by the Selling Stockholder and any Tag-Along Stockholder pursuant to paragraph
(j) below), voting together as a class. Upon obtaining the requisite approval from the Preferred Stockholders, the Company shall communicate in writing its acceptance to the Selling Stockholder and the other Stockholders, which Acceptance shall be delivered in person or mailed to the Selling Stockholder and the other Stockholders within thirty (30) days of the date the Offer was made.

          (f) Sale of the Offered Shares pursuant to this Section 3.4 shall be made at the offices of the Company no later than the thirtieth (30) day following the expiration of the 30-day

                                      14.

period after the Offer is made (or if such thirtieth (30) day is not a Business Day, then on the next succeeding Business Day). Such sales shall be effected by the Selling Stockholder's delivery to each Purchasing Stockholder or the Company, as the case may be, of a certificate or certificates evidencing the Offered Shares to be purchased by it or him, duly endorsed for transfer to the Purchasing Stockholder or the Company, as the case may be, which Offered Shares shall be delivered free and clear of all liens, charges, claims and encumbrances of any nature whatsoever, against payment to the Selling Stockholder of the purchase price therefor by the Purchasing Stockholder or Company, as the case may be. Payment for the Offered Shares shall be made as provided in the Offer or by wire transfer or certified check.

          (g) If the Purchasing Stockholders and the Company do not agree to purchase all of the Offered Shares, then the Offered Shares may be sold by the Selling Stockholder at any time within 120 days after the date the Offer was made. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such 120-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 3.4.

          (h) If any Selling Stockholder becomes obligated to sell any Shares (a "Defaulting Stockholder") to the Company or any Purchasing Stockholder under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company or the Purchasing Stockholder, as the case may be, may, at its or his option, in addition to all other remedies it or he may have, send to the Defaulting Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the Defaulting Stockholder, if applicable, shall (x) cancel on its books the certificate or certificates representing the Shares to be sold and (y) issue, in lieu thereof, in the name of the Purchasing Stockholder, a new certificate or certificates representing such Shares, and thereupon all of the Defaulting Stockholder's rights in and to such Shares shall terminate, except for the right to receive payment of the purchase price therefor.

          (i) Notwithstanding anything herein to the contrary, the Selling Stockholder shall not be obligated to sell any Shares to the Company or the other Stockholders, and will be free to sell all of the Shares to the Proposed Transferee, if the Company and the Stockholders do not elect to buy all of the Shares specified in the Offer.

          (j) In lieu of exercising the Right of First Refusal, each of the other Stockholders (for the purposes of this paragraph, the "Tag-Along Stockholder") shall have the irrevocable right (the "Tag-Along Right") to require the Selling Stockholder to cause the Proposed Transferee to purchase from such Tag-Along Stockholder that number of Shares held by such Tag-Along Stockholder as is equal to the product of the Offered Shares, multiplied by a fraction, the numerator of which is the number of Shares held by such Tag-Along Stockholder and the denominator of which is the number of Shares owned by such Tag-Along Stockholder plus the sum of the number of Shares owned by the Selling Stockholder and all other Tag-Along Stockholders who are exercising their Tag-Along Rights (the "Tag-Along Shares"). The sale of the Offered Shares (as reduced by the Tag-Along Shares, the "Remaining Offered Shares") and the Tag-Along Shares shall be for the same consideration and otherwise on the same terms and conditions for all holders. The Tag-Along Right shall be exercised by a Tag-Along Stockholder

                                      15.

by notifying the Selling Stockholder and the Company in writing (the "Tag-Along Notice") within twenty (20) calendar days of receiving the Offer of his intention to sell his Tag-Along Shares. Failure by any Stockholder to deliver a Tag-Along Notice during such twenty (20) calendar day period shall be deemed to constitute the election of such Stockholder not to exercise his Tag-Along Rights. If the Proposed Transferee does not consummate the purchase of all of the Remaining Offered Shares and the Tag-Along Shares within 120 calendar days from the receipt by the Selling Stockholder of a Tag-Along Notice from each of the other Stockholders, the Offered Shares and Tag-Along Shares shall again become subject to the terms of this Section 3.

4.   Rights to Purchase Additional Stock.

          (a) Except for Excluded Stock, the Covenant Preferred Stockholders shall have the right to subscribe to any and all issuances of Capital Stock of the Company ("Company Offered Shares"). Each Covenant Preferred Stockholder shall have the right to purchase that number of Company Offered Shares as shall be equal to the number of Company Offered Shares multiplied by a fraction, the numerator of which shall be the number of Shares then owned by such Covenant Preferred Stockholder and the denominator of which shall be the aggregate number of Shares then owned by all of the Covenant Preferred Stockholders (the "Fraction"). For purposes of calculating the Fraction, all issued and outstanding securities held by the Covenant Preferred Stockholders that are convertible into or exercisable or exchangeable for shares of Common Stock (including any issued and issuable Covenant Preferred Shares) or for any such convertible, exercisable or exchangeable securities, shall be treated as having been so converted, exercised or exchanged.

          (b) In the event the Company shall propose to issue Capital Stock except for Excluded Stock, the Company shall give written notice (the "Offer of Shares") to each Covenant Preferred Stockholder, which shall set forth the number and kind or class of shares of Capital Stock proposed to be issued, the terms and conditions thereof and the price therefor. Such notice shall be given at least twenty (20) days prior to the issuance of such Capital Stock.

          (c) The Offer of Shares by its terms shall remain open and irrevocable for a period of twenty (20) days from the date of its delivery to such Covenant Preferred Stockholder ("20-Day Period").

          (d) Each Covenant Preferred Stockholder shall evidence its acceptance of the Offer of Shares by delivering a written notice ("Notice of Acceptance"), signed by the Covenant Preferred Stockholder, setting forth the number of Company Offered Shares which the Covenant Preferred Stockholder elects to purchase. The Notice of Acceptance must be delivered to the Company prior to the end of the 20-Day Period.

          (e) If the Covenant Preferred Stockholders do not tender Notices of Acceptance for all of the Company Offered Shares, the Company shall have ninety
(90) days from the expiration of the 20-Day Period to sell all or any part of the Company Offered Shares refused by the Covenant Preferred Stockholders to any Person(s), but only upon terms and conditions which are in all material respects no more favorable to such other Person(s) than those set forth in the Offer of Shares.

                                      16.

          (f) Upon the closing of the sale of Company Offered Shares to any third party (which shall include full payment of the purchase price to the Company), each Covenant Preferred Stockholder shall (i) purchase from the Company, and the Company shall issue and sell to such Covenant Preferred Stockholder, any Company Offered Shares for which such Covenant Preferred Stockholder tendered a Notice of Acceptance upon the terms specified in the Offer of Shares and (ii) execute and deliver an agreement restricting transfer of such Company Offered Shares substantially as set forth in Section 3 of this Agreement.

          (g) In each case, any Company Offered Shares not purchased either by the Covenant Preferred Stockholders or by any other Person in accordance with this Section 4 may not be sold or otherwise disposed of until they are again offered to the Covenant Preferred Stockholder under the procedures specified in this Section 4.

          (h) If the Capital Stock to be issued by the Company is to be issued pursuant to a Public Offering (i) notwithstanding the time periods set forth above, the Company may require that the Covenant Preferred Stockholders make an election to either (A) commit to purchase shares of Capital Stock from the Company at a price no higher than the public offering price at the closing of the Public Offering or (B) waive their rights to subscribe for additional shares of Common Stock to be issued in the Public Offering, (ii) the subscription right shall not be applicable to shares issuable if the underwriters exercise their over-allotment option; and (iii) the amount to be purchased pursuant to this
Section 4(h) may be reduced if in the written opinion of the managing underwriters of the Public Offering, the purchase of such number of shares by the Covenant Preferred Stockholders would adversely impact the Public Offering. Such election shall be made sufficiently in advance of the filing of the registration statement relating to the Public Offering as shall be reasonably requested by the Company.

          (i) The rights provided by this Section 4 may be assigned by any Covenant Preferred Stockholder which is a limited partnership or a trust to any and all members of its Group, provided, that all such rights of any assignee to purchase Company Offered Shares will be subject to receipt of appropriate representations from such assignee as reasonably requested by the Company to ensure compliance with all applicable securities laws.

5.   Board of Directors.

     5.1 Number of Directors. In accordance with Section A.6(b)(i) of the Charter of the Company, the holders of a majority in voting power of the Covenant Preferred Shares, voting together as a separate class, have been granted the exclusive right to elect to the Board of Directors that number of the directors which shall equal a majority of the total number of directors on the Board of Directors. The Company and each of the other parties hereto hereby agree to take such actions as are necessary, so that the whole Board of Directors consists of nine members.

     5.2 Agreement to Vote for Directors. The Company hereby agrees to take such actions as are necessary, and each of the other parties hereto agrees to vote his, her or its Covenant Preferred Shares (and any other shares of the Capital Stock of the Company over which he, she or it exercises voting control), and take such other actions as are necessary, so as to elect and thereafter continue in office as Directors of the Company (i) two nominees of the

                                      17.

holders of the Series A Preferred Stock, (ii) one nominee of the holders of the Series B Preferred Stock, (iii) one nominee of APA Excelsior IV, L.P., and (iv) one nominee mutually agreed upon by the holders of at least 75% in interest of the Covenant Preferred Shares, voting together as a class. Each nominating Stockholder may replace any nominee designated by such nominating Stockholder who has been elected to the Board of Directors with a new nominee upon notice to the Board of Directors and to the other stockholders of the Company. If there is any increase in size of the Board of Directors, such that there shall be more than five Preferred Directors (as such term is defined in the Charter of the Company), then, with respect to such additional directors ("Additional Preferred Directors"), the Company hereby agrees to take such actions as are necessary, and each of the other parties hereto agrees to vote his, her or its Covenant Preferred Shares (and any other shares of the Capital Stock of the Company over which he, she or it exercises voting control), and take such other actions as are necessary, so as to elect and thereafter continue in office as Directors of the Company (i) the nominee(s) of the holders of the Series A Preferred Stock with respect to one-half of the Additional Preferred Directors, (ii) the nominee(s) of the holders of the Series B Preferred Stock with respect to one-half of the Additional Preferred Directors, and (iii) if there is an odd number of Additional Preferred Directors, a nominee mutually agreed upon by the holders at least 75% in interest of the Covenant Preferred Shares, voting together as a class.

     5.3 Default of Agreement to Vote. In case any of the covenants set forth in this Section 5 shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by proceeding in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Section 5 and/or a temporary or permanent injunction, in any case without showing any actual damage and without establishing, in the case of an equitable proceeding, that the remedy at law is inadequate.

     5.4 Board Observation Rights. For so long as CIT/VC or any member of the CIT/VC Group is a holder of Shares, CIT/VC shall have the right to appoint a designee as an observer to the Board of Directors. For so long as Benefit Capital Management Corporation is a holder of Shares, Benefit Capital Management Corporation shall have the right to appoint a designee as an observer to the Board of Directors. For so long as New York Life Insurance Company is a holder of Shares, New York Life Insurance Company shall have the right to appoint a designee as an observer to the Board of Directors. For so long as they hold observation rights under this Section 5.4, each of CIT/VC, Benefit Capital Management and New York Life Insurance Company shall be given notice of all such meetings at the same time and in the same manner as Directors of the Company are informed.

6.   Affirmative Covenants of the Company.

     Subject to Sections 13 and 15, the Company covenants and agrees that, so long as any Covenant Preferred Shares are outstanding, except to the extent the Company receives the approval of the holders at least 75% in interest of the Covenant Preferred Shares, voting together as a class:

                                      18.

     6.1 Use of Proceeds. The proceeds of the sale of the Preferred Stock sold in connection with this Agreement and the Original Stockholders' Agreement shall be used by the Company to continue the identification and commercialization of products and processes by genomic analysis of diverse microbes and for working capital purposes related thereto.

     6.2 Consent as to Issuance of Common Stock. The Company will use its best efforts to obtain any authorization, consent, approval or other action by and make any filing with any court or Governmental Body that may be required under applicable state securities laws in connection with the issuance of any shares of Common Stock upon conversion of the holder of Covenant Preferred Shares.

     6.3 Financial Information. The Company, except as otherwise indicated, will deliver to each Covenant Preferred Stockholder:

          (a) As soon as practicable and in any event within 90 calendar days after the close of each fiscal year of the Company, copies of (i) the balance sheet of the Company as of the end of such fiscal year, (ii) statements of operations of the Company for such fiscal year, and (iii) statements of changes in cash flows of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual period and the most recent Budget (as defined in clause (d) below), all in reasonable detail, prepared in accordance with GAAP consistently applied throughout the periods involved and certified (except for the comparison to the most recent Budget), without qualification, by Coopers & Lybrand, LLP or another firm of independent certified public accountants of recognized national standing.

          (b) As soon as practicable, and in any event within 45 calendar days after the end of each of the first three fiscal quarters of the Company, an unaudited balance sheet of the Company as at the end of each such fiscal quarter and unaudited statements of operations, and changes in cash flows for such fiscal quarter, setting forth in each case in comparative form corresponding figures for the preceding year's respective fiscal quarter and for the Budget, all in reasonable detail, prepared in accordance with GAAP consistently applied throughout the period involved and certified as being correct and complete and fairly presenting the results of operations of the Company for the quarter indicated, subject to year-end audit adjustment, by the principal financial officer of the Company. In addition, as soon as practicable, and in any event within 20 calendar days after the end of each fiscal quarter of the Company, the principal financial officer of the Company will complete and sign a quarterly financial summary in the form attached hereto as Exhibit A.

          (c) For each calendar month, as soon as practicable and in any event within 20 calendar days after the close of each month, copies of (i) the balance sheet of the Company as of the end of such month, (ii) statements of operations of the Company for such month, and (iii) statements of changes in cash flows of the Company for such month setting forth in each case in comparative form the corresponding figures for the preceding month and for the Budget, for the year to date and for the comparable periods in the preceding year, all in reasonable detail, prepared in accordance with GAAP consistently applied throughout the periods involved and certified as being correct and complete and fairly presenting the results of operations of the

                                      19.

Company for the month indicated, subject to year-end audit adjustment, by the principal financial officer of the Company.

          (d) As soon as practicable and in any event no later than the end of each fiscal year of the Company (or by January 30, 1999 for fiscal year 1999), a proposed annual operating budget for the Company for the succeeding fiscal year, containing forecasts of profit and loss and cash flow with monthly and quarterly breakdowns and management's reasonably estimated projections of Indebtedness and Commitments for the succeeding fiscal year (the "Budget"). The portions of the Budget relating to Indebtedness, Commitments, acquisitions and dispositions shall be approved by at least 75% of the Board of Directors. If less than 75% of the Board of Directors vote to approve the portions of the Budget relating to Indebtedness, Commitments, acquisitions and dispositions, then those portions of the Budget shall be adopted if approved by the vote of (i) more than 50% of the Board of Directors, and (ii) the holders of at least 75% in interest of the Covenant Preferred Shares, voting as a class. Furthermore, any acquisition described in Section 7.8 and any disposition described in Section 7.9 shall require approval in accordance with those Sections.

          (e) Simultaneously with the delivery of the monthly statements required by clause (c), copies of a certificate of the principal financial officer of the Company giving a narrative analysis of operations and trends in the business of the Company during such month.

          (f) Promptly upon, and in any event within 10 calendar days after, their becoming available, a copy of (i) all reports, proxy statements, financial statements and other materials delivered or sent by the Company to its stockholders, (ii) all minutes of the proceedings of the Board of Directors of the Company and all committees thereof and all written consents signed by directors in lieu of meetings of the Board of Directors and committees thereof, and (iii) all management letters reviewing the Company's accounting and control procedures that the Company receives from its independent certified public accountants.

          (g)  Concurrently with the furnishing of the reports pursuant to
Section 6.3(a) and (b) hereof, an Officer's Certificate stating that the Company is not in default under, and has not breached, any material agreements or obligations, including, without limitation, this Agreement, or if any such default or breach exists, specifying the nature thereof and what actions the Company has taken and proposes to take with respect thereto.

     If for any period the Company shall have any Subsidiary or Subsidiaries whose accounts are consolidated with those of the Company, then the financial statements delivered for such period pursuant to the foregoing clauses (a), (b) and (c) of this Section 6.3 shall be the consolidated and consolidating financial statements of the Company and all such consolidated Subsidiaries and if the financial statements of such Subsidiary or Subsidiaries are not consolidated with those of the Company, separate financial statements for such Subsidiary or Subsidiaries shall be provided.

     6.4 Other Reports and Inspection. The Company, upon reasonable prior notice, will make available to each Covenant Preferred Stockholder or its representatives or designees during normal business hours (a) all assets, properties and business records of the Company for inspection and copying and
(b) the directors, officers, employees and public accountant (and by

                                      20.

this provision the Company hereby authorizes and instructs said accountants to discuss with such holder and such designees its affairs, finances and accounts and the responses of attorneys representing the Company to inquiries made by the Company on behalf of said accountants in connection with their audit of the financial affairs of the Company) of the Company for interviews concerning the business, affairs and finances of the Company.

     6.5 Corporate Existence. The Company will, and will cause each of its Subsidiaries to, maintain preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its business.

     6.6 Insurance. The Company will maintain policies of insurance, including but not limited to, fire, liability, worker's compensation, directors' & officers' and company reimbursement, business interruption, and product liability, in such amounts and covering such risks as are customarily carried by businesses comparable to the business conducted by the Company. The Company has developed and implemented a risk assessment and insurance program appropriate for its business; and in connection therewith, to the extent that the insurance referred to in the forgoing sentence is either not currently maintained or not maintained in appropriate amounts, the Company will obtain such insurance.

     6.7 Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep its properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted at all times.

     6.8 Compliance with Obligations. The Company will, and will cause each of its Subsidiaries to, comply with all other material obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due to the extent to which the failure to so comply would reasonably be expected to have a material adverse effect upon the Business and Condition of the Company and its Subsidiaries taken as a whole, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP consistently applied) have been established on its books with respect thereto.

     6.9 Taxes. The Company will, and will cause each of its Subsidiaries to, pay when due (i) all Taxes imposed upon it or any of its properties or income, other than Taxes which are being contested in good faith and which Taxes in the aggregate do not involve material amounts, and (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid, might result in the creation of a lien upon any of its properties other than claims or demands which are being contested in good faith.

     6.10 Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply, in all material respects, with all applicable statutes, rules, regulations and orders of all Governmental Bodies, with respect to the conduct of its business and the ownership of its properties, provided that the Company shall not be deemed to be in violation of this Section 6.10 as a result of any failure to comply with any provisions of such statutes, rules, regulations and orders, the noncompliance with which would not result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would materially and

                                      21.

adversely affect the Business and Condition of the Company and its Subsidiaries taken as a whole.

     6.11 Environmental Matters. The Company shall promptly advise each Covenant Preferred Stockholder in writing of any pending or threatened claim, demand or action by any governmental authority or third party relating to any Hazardous Materials affecting any properties owned or leased by the Company of which it has knowledge. The Company shall not discharge, place, release, spill or dispose of any Hazardous Materials or any other pollutants or effluents upon any properties owned or leased by the Company or elsewhere (including, but not limited to, underground injection of such substances) other than in compliance with the Applicable Environmental Laws and the Company shall not discharge into the air any emission which would require a permit under the Clean Air Act or its state counterparts or any other Environmental Laws unless any and all such permit(s) are obtained prior to any discharge. The stockholders of the Company shall have no control over, or authority with respect to, the waste disposal operations of the Company.

     6.12 Accounting System. The Company will maintain a system of accounting and proper books of record and account, in accordance with GAAP, and will set aside on its books reserves for depreciation, depletion, obsolescence, amortization, pending and threatened litigation and otherwise as may be appropriate in conformance with procedures and recommendations of the Company's independent public accountants.

     6.13 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued Common Stock the number of shares of Common Stock required for issuance upon the conversion of all of the Preferred Stock (including any additional shares of Common Stock which may become so issuable by reason of the operation of anti-dilution provisions of the Preferred Stock).

     6.14 Confidentiality Agreements with Employees and Consultants. The Company will enter into confidentiality agreements approved by a majority of the Board of Directors with employees and consultants of the Company retained after the date hereof who should have or are proposed to have access to confidential or proprietary information.

     6.15 Board of Directors Meetings. The Company shall call, and use its best efforts to have, regular meetings of the Board of Directors on a quarterly basis. The Company shall pay all reasonable travel expenses and other out-of-pocket expenses incurred by Directors who are not employed by the Company in connection with attending meetings of the Board or any committee thereof or in connection with attendance at meetings related to the business of the Company.

     6.16 Publicity. The Company shall not identify any of the Covenant Preferred Stockholders as a stockholder or affiliate of the Company in any advertising or promotional material without the prior written consent of such Covenant Preferred Stockholder.

     6.17 Registration Rights. The Company shall not hereafter grant to any persons any rights to register or qualify stock of the Company under Federal or state securities laws, unless it shall have first obtained the written consent of the holders of at least 75% in interest of the Covenant Preferred Shares, voting as a class.

                                      22.

     6.18 Key Man Life Insurance. The Company has obtained and will maintain "key man" life insurance policies (the "Key-Man Life Insurance") covering the lives of such officers of the Company as are designated by the holders of at least 75% in interest of the Covenant Preferred Shares, voting as a class, in the amount of $1,000,000, the sole beneficiary of which shall be the Company.

     6.19  Voting Agreement with Common Stockholders.

           (a) Upon the exercise of any outstanding option or warrant of the Company (including, without limitation, any options currently outstanding under the Company's Restated 1994 Employee Incentive and Non-Qualified Stock Option Plan (the "1994 Plan")), the Company will request that such exercising optionee or warrant holder become a signatory to the Voting Agreement with respect to the Common Stock exercisable thereof.

           (b) The Company shall not hereafter issue any Common Stock or other voting security (excluding Common Stock issuable upon the exercise of currently outstanding options granted pursuant to the 1994 Plan) or any security (including any options under any Stock Plan of the Company) which is convertible into or exercisable for Common Stock or any other voting security unless, as a condition precedent to such issuance, the holder of such security agrees to become a signatory to the Voting Agreement.

     6.20 Option Exercises. Upon the exercise of any option issued under the 1994 Plan, the optionee shall execute a Stock Purchase and Restriction Agreement in substantially the form of Exhibit B, as amended, to the 1994 Plan.

     6.21 Proprietary Rights. The Company has developed and implemented a policy, satisfactory to the holders of at least 75% in interest of the Covenant Preferred Shares, voting together as a class, with regard to noncompetition, nonsolicitation of employees, suppliers and customers of the Company by current and future employees of, or consultants to, the Company. It is contemplated that current and future employees of, or consultants to, the Company will be required to execute appropriate forms of agreement implementing the foregoing policy.

     6.22  Approval of Budget. The Company shall obtain the approval required by
Section 6.3(d) of the portions of the Budget relating to Indebtedness, Commitments, acquisitions and dispositions prior to the beginning of each fiscal year beginning with fiscal year 1998.

     6.23 Repayment of Loan Agreement and Release of Encumbrances. The Company shall repay all amounts outstanding under the Loan Agreement prior to May 15, 1996 and in connection therewith shall obtain and promptly file such forms including, without limitation, UCC-3 termination statements as would be required to release any liens or encumbrances granted by the Company pursuant to the Loan Agreement.

7.   Negative Covenants of the Company.

     Subject to Section 13 hereof, the Company covenants and agrees with the Covenant Preferred Stockholders and their transferees that, without the approval of the holders of at least 75% in interest of the Covenant Preferred Shares, voting together as a class:

                                      23.

     7.1 Indebtedness; Commitments. The Company shall not incur any Indebtedness or Commitments at any time which exceeds by 10% or more of the amount of Indebtedness or Commitments included in a Budget approved by the Board of Directors (and the Covenant Preferred Stockholders, if required) in accordance with Section 6.3(d) hereof. If the Company determines to incur Indebtedness or Commitments in an amount which exceeds by 10% or more the amount of Indebtedness or Commitments included in an approved Budget, then the Company must seek an additional approval in accordance with Section 6.3(d) hereof.

     7.2 Restriction on Dividends. The Company shall not declare or make any dividend payment or other distribution of assets, properties, cash rights, obligations or securities on account or in respect of any of its shares of Common Stock or any shares of preferred stock other than those which are both
(x) required by the Charter, and (y) relate to the Preferred Shares of the Company.

     7.3 Restriction on Issuances of Shares. The Company shall not issue any shares of Capital Stock; provided, however, that the Company may issue shares of Capital Stock pursuant to the options, warrants and rights listed on Schedule
7.3 hereof.

     7.4 Protective Provisions. The Company shall not engage in any of the actions specified in Sections A.6(c), B.6(c), C.6(c) or D.6(c) of Article III of its Charter without the written consent in lieu of a meeting, or the affirmative vote at a meeting called for such purpose, of the holders of Preferred Stock, as provided in such Sections.

     7.5 Business. The Company will only engage in the businesses of the identification and commercialization of products and processes by genomic analysis of diverse microbes and other living materials.

     7.6 Guarantees. The Company will not incur any guarantee or similar contingent obligation in respect of the indebtedness of others, whether or not classified on the Company's balance sheet as a liability (a "Guarantee").

     7.7 Conflicting Agreements. The Company will not enter into any agreement which by its terms might restrict the performance of the Company's obligations pursuant to the terms of this Agreement or the provisions relating to the Preferred Stock included in the Charter, including but not limited to registration rights, and the payment of dividends on, the redemption, voting or conversion of, the Preferred Stock.

     7.8 No Acquisitions. The Company shall not, nor shall it permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof without the approval of the holders of at least 75% in interest of the Covenant Preferred Shares, voting together as a class.

     7.9 No Dispositions. Other than in the ordinary course of business and other than dispositions of obsolete assets, the Company will not, nor shall it permit any of its Subsidiaries to, sell, lease, encumber or otherwise dispose of or agree to sell, lease, encumber or otherwise dispose of, in any transaction or series of related transactions, any substantial assets of the

                                      24.

Company without the approval of the holders of at least 75% in interest of the Covenant Preferred Shares, voting together as a class.

     7.10 Employee Stock and Stock Options. Other than options to purchase up to 11,275,624 shares of Common Stock which may be issued under the 1994 Plan or the 1997 Plan, the Company will not issue Common Stock or stock options to its officers, directors, employees or others who render services to the Company (the "Employees") unless such Common Stock or options, as the case may be, are issued pursuant to a stock option plan approved by holders of at least 75% in interest of the Covenant Preferred Shares, voting as a class, and an agreement in form and substance satisfactory to holders of at least 75% in interest of the Covenant Preferred Shares, voting as a class, except for immaterial changes thereto as shall be approved from time to time by officers of the Company.

8.   Confidentiality.

     The Preferred Stockholders agree to keep the information heretofore or hereafter furnished to the Preferred Stockholders by the Company or on the Company's behalf (the "Confidential Material") confidential. Notwithstanding the foregoing, the term Confidential Material does not include information that
(i) is or becomes publicly available other than through breach of this Agreement by the Preferred Stockholders; (ii) is already known to the Preferred Stockholders at the time of disclosure; (iii) is received by the Preferred Stockholders from a third party not under an obligation of confidentiality to the Company or (iv) is independently developed by the Preferred Stockholders without reference to the Confidential Material. The Preferred Stockholders agree to take reasonable precautions to safeguard the Confidential Material from disclosure to anyone other than appropriate employees, officers, directors, partners and representatives, including auditors and attorneys, of the Preferred Stockholders, which persons shall be advised of the confidential nature of such information. In the event that any Preferred Stockholder or any of such Preferred Stockholder's representatives receive a request or demand to disclose all or any part of the Confidential Material under the terms of a subpoena or order issued by a court of competent jurisdiction or otherwise, the Preferred Stockholders shall (i) promptly notify the Company of the existence, terms and circumstances surrounding such request or demand so that the Company may seek a protective order or other appropriate relief or remedy or waive compliance with the terms hereof, (ii) consult with the Company on the advisability of taking legally advisable steps to resist or narrow such request or demand, and (iii) if disclosure of such Confidential Material is required, disclose such Confidential Material and, subject to reimbursement by the Company of Preferred Stockholder's reasonable expenses, including legal fees, cooperate with the Company in its efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the disclosed Confidential Material which the Company may so designate. If, in the opinion of Preferred Stockholder's counsel, disclosure by the Preferred Stockholders of all or any part of the Confidential Material is required by law, the Preferred Stockholders shall (i) promptly notify the Company of the proposed disclosure, (ii) disclose only such Confidential Material which is required by law, in the reasonable opinion of the Preferred Stockholders' counsel, to be disclosed and (iii) subject to reimbursement by the Company of the Preferred Stockholders' reasonable expenses, including legal fees, take all legally advisable steps to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Material to the maximum extent possible or to obtain such other protection under law of the confidential

                                      25.

nature of such Confidential Material to the maximum extent possible. Any Preferred Stockholder who is entitled to receive information concerning the Company pursuant to Sections 6.3 and 6.4, shall as a condition to receipt of such confidential information, agree to be bound by this Section 8.

9.   Events of Noncompliance.

     9.1 Occurrence of Event of Noncompliance. An event of noncompliance (an "Event of Noncompliance") hereunder shall occur if:

          (a) the Company fails in any material respect to perform or observe any of the covenants contained in the Company fails in any material respect to perform or observe any of the covenants contained in this Stockholders' Agreement, the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement or the Series D Stock Purchase Agreement, or fails in any material respect to comply with any of the provisions of this Stockholders' Agreement, the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement or of its Charter applicable to the Covenant Preferred Shares or the Registrable Securities (other than the Series E Registrable Securities);

          (b) the Company's representations and warranties contained in this Stockholders' Agreement, the Series A Stock Purchase Agreement (including the Schedules and Exhibits attached thereto), the Series B Stock Purchase Agreement (including the Schedules and Exhibits attached thereto), the Series C Stock Purchase Agreement (including the Schedules and Exhibits attached thereto) or the Series D Stock Purchase Agreement (including the Schedules and Exhibits attached thereto) shall be untrue or misleading in any material respect as of the time when made or as of the closings of such agreements;

          (c) the Company shall become insolvent, make an assignment for the benefit of its creditors, call a meeting of its creditors to obtain any general financial accommodation or suspend business; any material obligation of the Company shall be accelerated or shall not be paid when due; any judicial judgment or settlement shall be outstanding, or a case under any provision of Title 11 of the United States Code, 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code"), or any comparable law of any jurisdiction, including provisions for receivership or reorganization, shall be commenced by or against the Company which, in the case of an action being commenced against the Company under the Bankruptcy Code, shall remain unstayed or undismissed for a period of sixty (60) days;

          (d) the Company fails to complete, within five years from the date of the Series B Stock Purchase Agreement either: (i) an Initial Public Offering,
(ii) a sale, liquidation or dissolution of the Company, or (iii) a sale, transfer or disposition of substantially all of the assets of the Company;

          (e) the Company (x) incurs Indebtedness or Commitments in violation of Section 7.1 hereto, (y) pays dividends in violation of Section 7.2 hereto, and/or (z) issues shares of Capital Stock in violation of Section 7.3 hereto;

                                      26.

          (f) a default or an event of default shall occur or exist with respect to any debt or indebtedness of the Company; or

          (g) a default or an event of default shall occur or exist with respect to any material contract of the Company, which default could give rise to a material claim by a third party against the Company or the Company's assets.

     9.2 Remedies. In the event of the occurrence and continuation of an Event of Noncompliance, the holders of at least 75% in interest of the Covenant Preferred Shares, voting as a class, may:

          (a) demand, and be entitled to, in accordance with the provision of Sections A.8, B.8, C.8 and D.8 of Article III of the Charter of the Company, an immediate (i) redemption of all of the Covenant Preferred Shares held by them (or a portion of such shares pro rata), and (ii) immediate payment of all accrued but unpaid dividends and all declared but unpaid dividends;

          (b) declare an Event of Noncompliance and elect all members of the Board of Directors, which Board may sell, dispose of, or liquidate the assets and/or business of the Company in whatever manner it believes will maximize the return to the Preferred Stockholders, or cause the Company to issue additional securities in a private placement or Public Offering.

     If the holders of at least 75% in interest of the Covenant Preferred Shares, voting as a class, declare that an Event of Noncompliance exists, the Company may, for a period of 30 days after receipt of such declaration of an Event of Noncompliance, pay the entire redemption amount (including immediate payment of all accrued but unpaid dividends and all declared but unpaid dividends), in cash, of the Preferred Stock. The holders of the Preferred Stock shall, upon receipt of the full payment of the redemption amount (including immediate payment of all accrued but unpaid dividends and all declared but unpaid dividends), transfer and surrender all of their Preferred Stock to the Company, as instructed, and they shall thereafter no longer have any rights as stockholders of the Company.

     If the holders of at least 75% in interest of the Covenant Preferred Shares, voting together as a class, shall send written notice of their redemption request to the Company, the Company shall promptly give each of the other holders of Covenant Preferred Shares written notice of the redemption (the "Redemption Notice").

     The exercise of the foregoing contractual remedies shall be in addition to all other legal and equitable remedies available to the Preferred Stockholders.

10.  Filing of Reports Under the Exchange Act.

          (a) The Company shall give prompt notice to the Preferred Stockholders of (i) the filing of any registration statement (an "Exchange Act Registration Statement") pursuant to the Exchange Act, relating to any class of equity securities of the Company, (ii) the effectiveness of such Exchange Act Registration Statement, and (iii) the number of shares of such class of equity securities outstanding as reported in such Exchange Act Registration Statement, in order to enable the Preferred Stockholders to comply with any reporting requirements under the

                                      27.

Exchange Act or the Securities Act. Upon the written request of a majority in interest of the holders of Preferred Shares, the Company shall, at any time after the Company has registered any shares of Common Stock under the Securities Act, file an Exchange Act Registration Statement relating to any class of equity securities of the Company then held by the holders of Preferred Shares or issuable upon conversion or exercise of any class of debt or equity securities or warrants or options of the Company then held by the holders of Preferred Shares, whether or not the class of equity securities with respect to which such request is made shall be held by the number of persons which would require the filing of a registration statement under Section 12(g)(1) of the Exchange Act.

          (b) If the Company shall have filed an Exchange Act Registration Statement or a registration statement (including an offering circular under Regulation A promulgated under the Securities Act) pursuant to the requirements of the Securities Act, which shall have become effective (and in any event, at all times following the initial public offering of any of the securities of the Company), then the Company shall comply with all the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Restricted Securities by any holder of Restricted Securities (including any such exemption pursuant to Rule 144 or Rule 144A thereof, as amended from time to time, or any successor rule thereto or otherwise). The Company shall cooperate with each holder of Restricted Securities in supplying such information as may be necessary for such holder of Restricted Securities to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 or Rule 144A thereunder or otherwise) for the sale of any of the Restricted Securities by any holder of Restricted Securities.

11.  Registration Rights.

     11.1  Demand Registration Rights.

           (a) Upon written request at any time by holders of Series A Registrable Securities representing in the aggregate at least 50% of the total number of Series A Registrable Securities at the time of such request, the Company shall use its best efforts to effect the registration under the Securities Act and registration or qualification under all applicable state securities laws of the Series A Registrable Securities, as requested by the holders of Series A Registrable Securities, all as provided in the following provisions of this Section 11. Holders of Series A Registrable Securities may require the Company to effect no more than one registration under the Securities Act upon the request of the holders of the Series A Registrable Securities pursuant to this Section 11.1(a). Any registration which is not declared effective pursuant to the Securities Act and which does not remain effective as required by Section 11.5(a) below shall not constitute a registration pursuant to this Section 11.1(a). A request by a holder of Series A Registrable Securities to have the Company effect the registration of Series A Registrable Securities shall not obligate the holder to convert them into Common Stock, whether or not the registration of the Series A Registrable Securities shall become effective, unless and until the Series A Registrable Securities are sold pursuant to the registration statement. The registration rights provided for in this Section 11.1(a) are in addition to those provided for in Section 11.1(e).

                                      28.

          (b) Upon written request at any time by holders of Series B Registrable Securities representing in the aggregate at least 50% of the total number of Series B Registrable Securities at the time of such request, the Company shall use its best efforts to effect the registration under the Securities Act and registration or qualification under all applicable state securities laws of the Series B Registrable Securities, as requested by the holders of Series B Registrable Securities, all as provided in the following provisions of this Section 11. Holders of Series B Registrable Securities may require the Company to effect no more than one registration under the Securities Act upon the request of the holders of the Series B Registrable Securities pursuant to this Section 11.1(b). Any registration which is not declared effective pursuant to the Securities Act and which does not remain effective as required by Section 11.5(a) below shall not constitute a registration pursuant to this Section 11.1(b). A request by a holder of Series B Registrable Securities to have the Company effect the registration of Series B Registrable Securities shall not obligate the holder to convert them into Common Stock, whether or not the registration of the Series B Registrable Securities shall become effective, unless and until the Series B Registrable Securities are sold pursuant to the registration statement. The registration rights provided for in this Section 11.1(b) are in addition to those provided for in Section 11.1(e).

          (c) Upon written request at any time by holders of Series C Registrable Securities representing in the aggregate at least 50% of the total number of Series C Registrable Securities at the time of such request, the Company shall use its best efforts to effect the registration under the Securities Act and registration or qualification under all applicable state securities laws of the Series C Registrable Securities, as requested by the holders of Series C Registrable Securities, all as provided in the following provisions of this Section 11. Holders of Series C Registrable Securities may require the Company to effect no more than one registration under the Securities Act upon the request of the holders of the Series C Registrable Securities pursuant to this Section 11.1(c). Any registration which is not declared effective pursuant to the Securities Act and which does not remain effective as required by Section 11.5(a) below shall not constitute a registration pursuant to this Section 11.1(c). A request by a holder of Series C Registrable Securities to have the Company effect the registration of Series C Registrable Securities shall not obligate the holder to convert them into Common Stock, whether or not the registration of the Series C Registrable Securities shall become effective, unless and until the Series C Registrable Securities are sold pursuant to the registration statement. The registration rights provided for in this Section 11.1(c) are in addition to those provided for in Section 11.1(e).

          (d) Upon written request at any time by holders of Series D Registrable Securities representing in the aggregate at least 50% of the total number of Series D Registrable Securities at the time of such request, the Company shall use its best efforts to effect the registration under the Securities Act and registration or qualification under all applicable state securities laws of the Series D Registrable Securities, as requested by the holders of Series D Registrable Securities, all as provided in the following provisions of this Section 11. Holders of Series D Registrable Securities may require the Company to effect no more than one registration under the Securities Act upon the request of the holders of the Series D Registrable Securities pursuant to this Section 11.1(d). Any registration which is not declared effective pursuant to the Securities Act and which does not remain effective as required by Section 11.5(a) below shall not constitute a registration pursuant to this Section 11.1(d). A request by a holder of Series D Registrable Securities to have the Company effect the registration of Series D Registrable Securities shall not obligate the holder to convert them into Common Stock, whether or not the

                                      29.

registration of the Series D Registrable Securities shall become effective, unless and until the Series D Registrable Securities are sold pursuant to the registration statement. The registration rights provided for in this Section 11.1(d) are in addition to those provided for in Section 11.1(e)

          (e) Upon written request at any time by holders of Registrable Securities representing in the aggregate at least 50% of the total number of Registrable Securities at the time of such request, the Company shall use its best efforts to effect the registration under the Securities Act and registration or qualification under all applicable state securities laws of the Registrable Securities, as requested by the holders of Registrable Securities, all as provided in the following provisions of this Section 11. Holders of Registrable Securities may require the Company to effect no more than two registrations under the Securities Act, in the aggregate, upon the request of the holders of Registrable Securities pursuant to this Section 11.1(e). Any registration which is not declared effective pursuant to the Securities Act and which does not remain effective as required by Section 11.5(a) below shall not constitute one of the two registrations which the Company is obligated to effect pursuant to this Section 11.1(e). A request by a holder of Shares to have the Company effect the registration of Registrable Securities shall not obligate the holder of Shares to convert them into Common Stock, whether or not the registration of the Registrable Securities shall become effective, unless and until the Registrable Securities are sold pursuant to the registration statement. The registration rights provided for in this Section 11.1(e) are in addition to those provided for in Sections 11.1(a), (b), (c) and (d).

     11.2 Registration Requested by Holders. Whenever the Company shall be requested, pursuant to Section 11.1 hereof, to effect the registration of any of the Registrable Securities under the Securities Act (a "Request for Registration"), the Company shall promptly give notice of such proposed registration to all holders of Registrable Securities and thereupon shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act and under all applicable state securities laws of:

           (a) all Registrable Securities which the Company has been requested to register pursuant to the Request for Registration; and

           (b) all other Registrable Securities which holders of Registrable Securities have, within thirty (30) days after the Company has given such notice, requested the Company to register;

           (c) all to the extent requisite to permit the sale or other disposition by the holders of the Registrable Securities so to be registered. If the holders of Registrable Securities who requested the registration of Registrable Securities engage one or more underwriters to distribute such Registrable Securities, the Company shall permit the managing underwriter(s) and counsel to the underwriter(s) at the Company's expense to visit and inspect any of the properties of the Company, examine its books, take copies and extracts therefrom and discuss the affairs, finances and accounts of the Company with its officers, employees and public accountants (and by this provision the Company hereby authorizes said accountants to discuss with such underwriter(s) and such counsel its affairs, finances and accounts), at reasonable times and upon reasonable notice, with or without a representative of the Company being present. The Company shall have the right to include in any registration of Registrable Securities required

                                      30.

pursuant to this Section 11.2 additional shares of its Common Stock to be issued by the Company ("Company Securities") or shares of Common Stock ("Third Party Registrable Securities") that have the benefit of duly exercised registration rights contractually binding on the Company, provided that if any Registrable Securities to be so registered for sale are to be distributed by or through underwriters, then all Registrable Securities to be so registered for sale and Company Securities and Third Party Registrable Securities, if any, shall be included in such underwriting on the same terms and provided, however, that if, in the written opinion of the managing underwriter(s), the total amount of such securities to be registered will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall exclude from such underwriting (x) first, the maximum number of Company Securities and Third Party Registrable Securities as is necessary in the opinion of the managing underwriter(s) to reduce the size of the offering and (y) then, the minimum number of Registrable Securities, pro rata to the extent practicable, on the basis of the number of Registrable Securities requested to be registered among the participating holders of Registrable Securities, as is necessary to reduce the size of the offering. A registration that covers both Registrable Securities, Company Securities and Third Party Registrable Securities shall be deemed to have been requested pursuant to a Request for Registration pursuant to the applicable subsection Section 11.1 if the Registrable Securities of the type covered by such subsection constitute at least 50% of the total offering on the effective date of the registration statement but shall not be deemed to be one of the registrations referred to in the applicable subsection of Section 11.1 hereof if Registrable Securities of the type covered by such subsection constitute less than 50% of the total offering on the effective date of the registration statement.

     11.3 "Piggyback" Registrations.

          (a) If the Company at any time proposes other than in accordance with a Request for Registration to register any of its securities under the Securities Act on Form S-1, S-2 or S-3 or on any other form upon which the Registrable Securities may be registered for sale to the general public, whether for its own account or for the account of others, the Company will at each such time give notice to all holders of Registrable Securities of such proposal at least thirty (30) days before the Company files a registration statement. Upon the request of any holder of Registrable Securities given within twenty (20) days after the Company has given such notice, the Company will cause the Registrable Securities which the Company has been requested to register by such holder of Registrable Securities to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by such holder of Registrable Securities of the Registrable Securities so registered.

          (b) If securities are to be registered for sale under a registration not initiated by a Request for Registration and are to be distributed by or through a firm of underwriters, then any Registrable Securities which the Company has been requested to register pursuant to clause (a) of this Section
11.3 shall also be included in such underwriting on the same terms as other securities of the same class as the Registrable Securities included in such underwriting, provided that if, in the written opinion of the managing underwriter(s), the total amount of such securities to be so registered, when added to the Registrable Securities and the securities held by holders of securities other than the Registrable Securities, if any, will exceed the maximum amount of the

                                      31.

Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then (subject to clause (d) of this Section 11.3) the Company shall exclude from such underwriting (x) first, the maximum number of securities, if any, other than Registrable Securities, being sold for the account of persons other than the Company as is necessary to reduce the size of the offering and (y) second, the minimum number of Registrable Securities, if any, as is necessary in the opinion of the managing underwriter(s) to reduce the size of the offering (any such reduction in Registrable Securities to be made pro rata to the extent practicable on the basis of the number of Registrable Securities requested to be registered among the participating holders of Registrable Securities).

          (c) If securities are to be registered for sale under a registration not initiated by a Request for Registration and are to be distributed for the account of holders of Third Party Registrable Securities or holders (other than the Company) of other securities of the Company other than Registrable Securities by or through a firm of underwriters of recognized standing under underwriting terms appropriate for such transaction, then any Registrable Securities which the Company has been requested to register pursuant to clause
(a) of this Section 11.3 shall also be included in such underwriting on the same terms as other securities included in such underwriting, provided that if, in the written opinion of the managing underwriter or underwriters, the total amount of such securities to be so registered, when added to such Registrable Securities, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall exclude from such underwriting the number of Registrable Securities and other securities, pro rata to the extent practicable, on the basis of the number of securities requested to be registered, as is necessary in the opinion of the managing underwriter(s) to reduce the size of the offering.

          (d) Notwithstanding Section 11.3 (a) and (b), the Company shall not exclude more Registrable Securities from registration than is necessary to reduce the number of Registrable Securities to be registered to one-fifth of the total number of securities to be registered, provided, however, that the Company may exclude all Registrable Securities from registration in connection with the Company's Initial Public Offering in its sole discretion, whether or not such exclusion is required in the opinion of the managing underwriter(s).

          (e) Notwithstanding anything to the contrary contained herein, the provisions of clause (y) of Section 11.3(b) and the provisions of Section 11.3(d) limiting the amount of the Registrable Securities requested to be registered that may be excluded from such registration may be waived by the affirmative vote of holders of 50% of the Registrable Securities requested to be registered. If, by reason of the provisions of Section 11.3(b) or Section 11.3(d), in any public offering other than the Company's Initial Public Offering, more than 10% of the Registrable Securities requested to be registered are excluded from such registration statement, then, in each such case, the holders of the Registrable Securities shall be entitled to an additional demand registration pursuant to Section 11.1(e) and shall be entitled to an additional registration pursuant to Section 11.1 at the Company's expense, without reimbursement, in accordance with Section 11.6.

                                      32.

     11.4 Registrations on S-3. At such time as the Company shall have qualified for the use of Form S-3 (or any successor form promulgated under the Securities
Act), each holder of Registrable Securities shall have the right to request in writing an unlimited number of registrations on Form S-3 (except that the holders of Series E Registrable Securities shall only have the right to request in writing three (3) registrations on Form S-3), provided that the Registrable Securities proposed to be included in each such registration statement have a proposed aggregate offering price of at least $500,000 and that no holder shall have a right to request that Registrable Securities be registered on Form S-3 during any calendar year if Registrable Securities of such holder were included in a registration statement on Form S-3 pursuant to a request made by such holder during such calendar year. Each such request by a holder shall: (a) specify the number of Registrable Securities which the holder intends to sell or dispose of, and (b) state the intended method by which the holder intends to sell or dispose of such Registrable Securities. Upon receipt of a request pursuant to this Section 11.4, the Company shall use its best efforts to effect such registration or registrations on Form S-3.

     11.5 Company's Obligations in Registration. Whenever the Company is obligated to effect the registration of any Registrable Securities under the Securities Act, as expeditiously as possible the Company will use its best efforts to:

          (a) prepare and file with the Commission, a registration statement with respect to such Registrable Securities and cause such registration statement to become and remain effective, provided, that the Company shall not be required to keep such registration statement effective, or to prepare and file any amendments or supplements thereto, after the later of (i) the last business day of the ninth month following the date on which such registration statement becomes effective under the Securities Act or such longer period during which the holders of the Registrable Securities registered thereunder shall pay all expenses reasonably incurred to keep such registration statement effective with respect to any of the Registrable Securities so registered or
(ii) the date on which all of the Registrable Securities registered pursuant to such registration statement have been sold; provided further that in the event the Commission shall have declared any other registration statement with respect to an offering of securities of the Company to be effective within four months prior to the Company's receiving a Request for Registration, the Company may delay the effective date of the registration statement filed in response to the Request for Registration until six months after the effective date of the previous registration statement;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement whenever the holders of Registrable Securities covered by such registration statement shall desire to dispose of the same;

          (c) furnish to the holders of Registrable Securities for whom such Registrable Securities are registered or are to be registered such number of copies of a printed prospectus, including a preliminary prospectus and any amendments or supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as such holders of

                                      33.

Registrable Securities may reasonably request in order to facilitate the disposition of such Registrable Securities;

          (d) notify each holder of Registrable Securities, at any time when a prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of any holder of Registrable Securities, prepare and furnish to such holder any reasonable number of copies of any supplement to or amendment of such prospectus necessary so that, as thereafter delivered to any purchaser of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (e) register or qualify the Registrable Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as the holders of Registrable Securities for whom such Registrable Securities are registered or are to be registered shall reasonably request, and do any and all other reasonable acts and things which may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not otherwise liable for such taxes;

          (f) furnish to the holders of Registrable Securities for whom such Registrable Securities are registered or are to be registered an agreement satisfactory in form and substance to them by the Company and each of its officers, directors and holders of 5% or more of any class of capital stock, that during the thirty (30) days before and the 180 days after the effective date of any underwritten public offering, the Company and such officers, directors and 5% security holders shall not offer, sell, contract to sell or otherwise dispose of any shares of capital stock or securities convertible into capital stock, except as part of such underwritten public offering and except that gifts may be made to relatives or their legal representatives upon the condition that the donees agree in writing to be bound by the restrictions contained in this clause (f) of Section 11.5;

          (g) furnish to the holders of Registrable Securities for whom such Registrable Securities are registered or are to be registered at the closing of the sale of such Registrable Securities by such holders of Registrable Securities a signed copy of (i) an opinion or opinions of counsel for the Company acceptable to such holders of Registrable Securities in form and substance as is customarily given to underwriters in public offerings, and (ii) a "cold comfort" letter from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, to the extent that such "cold comfort" letters are then available to selling stockholders;

                                      34.

          (h) otherwise use its efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (i) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar equity securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or, if similar equity securities are not listed, to include the Registrable Securities on the National Association of Securities Dealers Automated Quotation System;

          (j) in connection with any underwritten offering, enter into an underwriting agreement with the underwriter(s) of such offering in the form customary for such underwriter(s) for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings (and, at the request of any holder of Registrable Securities that are to be distributed by such underwriter(s), any or all (as requested by such holder) of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such holder); and

          (k) permit any holder of Registrable Securities who, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such holder, as aforesaid, should be included, except to the extent that the Company shall reasonably object to the inclusion of such material.

     11.6 Payment of Registration Expenses. The costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions which the Company is required to take or effect pursuant to this Section 11, shall be paid by the Company or holders of Third Party Registrable Securities or other securities of the Company other than Registrable Securities, if any (including, without limitation, all registration and filing fees, printing expenses, expenses incident to filings with the National Association of Securities Dealers, Inc., auditing costs and expenses, and the reasonable fees and disbursements of counsel for the Company and one special counsel for the holders of Registrable Securities) and the holders of Registrable Securities shall pay only the underwriting discounts and commissions and transfer taxes, if any, relating to the Registrable Securities sold by them; provided that the Company shall pay without reimbursement such costs and expenses of (i) no more than two registrations which become effective under the Securities Act as a result of Requests for Registration pursuant to Section 11.1 and (ii) no more than three registrations which become effective under the Securities Act as a result of registrations on Form S-3 pursuant to the request of the holders of Series E Registrable Securities under Section 11.4, and provided, further, that in the event more

                                      35.

than two registrations as described in clause (i) above or three registrations as described in clause (ii) above, as applicable, become effective under the Securities Act, the holders of Registrable Securities and other securities, if any, included in such registrations shall reimburse the Company pro rata for all registration and filing fees, reasonable printing expenses, reasonable auditing costs and expenses (excluding costs and expenses of the Company's annual audit) and the reasonable fees and expenses of counsel for the Company and the selling stockholders and such reimbursement shall be made to the Company within five (5) business days after the effective date of such a registration statement.

     11.7 Information from Holders of Registrable Securities. Notices and requests delivered by holders of Registrable Securities to the Company pursuant to this Section 11 shall contain such information regarding the Registrable Securities to be so registered and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken. Each holder of Registrable Securities hereby agrees to provide the Company, or its agents or designees, with all information reasonably required in connection with the registration under the Securities Act or any applicable state securities law of any Registrable Securities.

     11.8 Indemnification. In the event of any registration under the Securities Act of any Registrable Securities pursuant to this Section 11, the Company shall indemnify and hold harmless each holder of Registrable Securities disposing of such Registrable Securities and each other person, if any, which controls (within the meaning of the Securities Act) such holder of Registrable Securities and each other person (including underwriters) who participates in the offering of such Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which such holder of Registrable Securities or controlling person or participating person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein (in the case of a prospectus, in the light of the circumstances under which they were made) or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities and each such controlling person or participating person for any legal or any other expenses reasonably incurred by such holder of Registrable Securities or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding, provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder of Registrable Securities or such controlling or participating person, as the case may be, specifically for use in the preparation thereof. Each such holder of Registrable Securities will, if requested by the Company prior to the initial filing of any such registration statement, agree in writing, severally but not jointly, to indemnify and hold harmless the Company and each person which controls (within the meaning of the Securities Act) the Company and each other person (including underwriters) who participates in the offering of such

                                      36.

Registrable Securities against all losses, claims, damages and liabilities to which the Company or such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent that any such loss, claim, damage or liability arises out of or is based upon any such statement or omission made in such registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder of Registrable Securities and specifically stated to be for use in the preparation thereof. Each indemnified party shall cooperate with each indemnifying party in defending any loss, claim, damage, liability or proceeding.

     (a) Indemnification similar to that specified in the preceding clause of this Section 11.8 (with appropriate modifications) shall be given by the Company and, at the Company's request, each holder of Registrable Securities with respect to any registration or other qualification of securities under any state securities and "blue sky" laws.

     (b)  If the indemnification provided for in clauses (a) and (b) of this
Section 11.8 is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party referred to in clauses (a) and (b) of this
Section 11.8 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omissions. The parties agree that it would not be just and equitable if contributions pursuant to this clause were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this clause. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this clause shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any loss, claim, damage, liability or proceeding which is the subject of this clause. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (c) Each indemnified party shall notify the indemnifying party in writing within ten (10) days after its receipt of notice of the commencement of any action against it in respect of which indemnity may be sought from the indemnifying party pursuant to this

                                      37.

Section 11.8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party, the indemnifying party will be entitled to participate in the defense with counsel satisfactory to such indemnified party. Each indemnified party shall cooperate with each indemnifying party in defending any loss, claim, damage, liability or proceeding.

          (d) Notwithstanding clauses (a) through (c) of this Section 11.8, the aggregate amount which may be recovered by the Company, controlling persons of the Company or underwriters from each holder of Registrable Securities pursuant to the indemnification and contribution provided for in this Section 11.8 shall be limited to the total net proceeds for which the Registrable Securities were sold by such holder of Registrable Securities.

          (e) Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of Registrable Securities, the Company, the selling stockholders and the underwriter(s) enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification and contribution among the parties, the indemnification and contribution provisions of this Section 11.8 shall be deemed inoperative for purposes of such offering.

12.  Small Business Matters.

     12.1 Generally: Certain SBIC Covenants. CIT/VC is a Small Business Investment Company ("SBIC") licensed by the United States Small Business Administration ("SBA"). In order for CIT/VC to acquire and hold the Series B Preferred Stock, it obtained from the Company certain representations and rights as set forth below. As a material inducement to CIT/VC to purchase the Series B Preferred Stock pursuant to the Series B Stock Purchase Agreement, the Company made, and hereby makes the following representations and warranties and agrees to comply with the following covenants:

          (a) Assuming that CIT/VC's investment in the Company satisfies the requirements of 13 C.F.R. (S)107.865(d), and has complied with the requirements of 13 C.F.R. (S)107.865(e), the Company, together with its "affiliates" (as that term is defined in 13 C.F.R. (S)121.103), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended ("SBIA"), and the regulations thereunder, including Title 13, Code of Federal Regulations,
(S)121.301(c). The information set forth in the SBA Forms 480, 652 and Part A of Form 1031 regarding the Company and its affiliates, when it was delivered to CIT/VC at the closing of the sale of the Series B Preferred Stock under the Series B Stock Purchase Agreement, was accurate and complete.

          (b) The proceeds from the sale of the Series B Preferred Stock were or will be used by the Company to (1) finance working capital and other corporate needs and (2) pay expenses related to the transactions contemplated by the Series B Stock Purchase Agreement. No portion of such proceeds (i) were or will be used to provide capital to a corporation licensed under the SBIA, (ii) were or will be used to acquire farm land, (iii) were or will be used to fund production of a single item or defined limited number of items, generally over a defined production period, and such production constituted or will constitute the majority of the activities of the Company and its Subsidiaries (examples include motion pictures and electric generating

                                      38.

plants), or (iv) were or will be used for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of 13 C.F.R. (S)107.720.

          (c) Neither the Company's nor any of its Subsidiaries' primary business activity involves, directly or indirectly, providing funds to others, the purchase or discounting of debt obligations, factoring or long-term leasing of equipment with no provision for maintenance or repair, and neither the Company nor any of its Subsidiaries is classified under Major Group 65 (Real Estate) of the SIC Manual. The assets of the business of the Company and its Subsidiaries (the "Business") will not be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the business does not require that a stream of cash payments be made to the Business' financing sources, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects and oil and gas wells). (See 13 C.F.R. 107.720)

          (d) The proceeds from the sale of the Series B Preferred Stock were not or will not be used substantially for a foreign operation. This subsection
(d) does not prohibit such proceeds from being used to acquire foreign materials and equipment or foreign property rights for use or sale in the United States.

     12.2 Regulatory Compliance Cooperation.

          (a) CIT/VC agrees to use commercially reasonable best efforts to avoid the occurrence of a Regulatory Problem. In the event that CIT/VC determines that it has a Regulatory Problem, the Company agrees to use commercially reasonable efforts to take all such actions as are reasonably requested by CIT/VC in order (A) to effectuate and facilitate any transfer by CIT/VC of any Securities of the Company then held by CIT/VC to any Person designated by CIT/VC (subject, however, to compliance with Section 3 of this Agreement), (B) to permit CIT/VC (or any Affiliate of CIT/VC) to exchange all or any portion of the voting Securities of the Company then held by such Person on a share-for-share basis for shares of a class of non-voting Securities of the Company, which non-voting Securities shall be identical in all respects to such voting Securities, except that such new Securities shall be non-voting and shall be convertible into voting Securities on such terms as are requested by CIT/VC in light of regulatory considerations then prevailing, and (C) to continue and preserve the respective allocation of the voting interests with respect to the Company arising out of CIT/VC's ownership of voting Securities of the Company and/or provided for in this Agreement before the transfers and amendments referred to above (including entering into such additional agreements as are requested by CIT/VC to permit any Person(s) designated by CIT/VC to exercise any voting power which is relinquished by CIT/VC upon any exchange of voting Securities for nonvoting Securities of the Company); and the Company shall enter into such additional agreements, adopt such amendments to this Agreement, the Company's Charter and the Company's By-laws and other relevant agreements and taking such additional actions, in each case as are reasonably requested by CIT/VC in order to effectuate the intent of the foregoing. If CIT/VC elects to transfer Securities of the Company to a Regulated Holder in order to avoid a Regulatory Problem, the Company shall enter into such agreements with such Regulated Holder as it may reasonably request in order to assist such Regulated Holder in complying with applicable laws, and regulations to which it is subject. Such agreements may include restrictions on the

                                      39.

redemption, repurchase or retirement of Securities of the Company that would result or be reasonably expected to result in such Regulated Holder holding more voting securities or total securities (equity and debt) than it is permitted to hold under such laws and regulations.

          (b) In the event CIT/VC has the right to acquire any of the Company's Securities from the Company or any other Person (as the result of Sections 3 or 4 of this Agreement or otherwise), at CIT/VC's request the Company will offer to sell to CIT/VC non-voting Securities (or, if the Company is not the proposed seller, will arrange for the exchange of any voting securities for non-voting securities immediately prior to or simultaneous with such sale) on the same terms as would have existed had CIT/VC acquired the Securities so offered and immediately requested their exchange for non-voting Securities pursuant to
Section 12.1(a) above.

          (c) In the event that any Subsidiary of the Company ever offers to sell any of its Securities to CIT/VC, then the Company will cause such Subsidiary to enter into agreements with CIT/VC on substantially similar terms as this Section 12.

     12.3 Information Rights and Related Covenants.

          (a) Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall provide to CIT/VC a written assessment, in form and substance satisfactory to CIT/VC, of the economic impact of CIT/VC's financing under the Series B Stock Purchase Agreement, specifying the full-time equivalent jobs created or retained, the impact of the financing on the consolidated revenues and profits of the Business and on taxes paid by the Business and its employees (See 13 C.F.R. 107.630(e)).

          (b) Upon the request of CIT/VC (or any Affiliate of CIT/VC to whom CIT/VC has Transferred any Securities of the Company), the Company will (A) provide to such Person such financial statements and other information as such Person may from time to time reasonably request for the purpose of assessing the Company's financial condition and (B) furnish to such Person all information reasonably requested by it in order for it to prepare and file SBA Form 468 and any other information reasonably requested or required by the SBA or any successor entity thereto.

          (c) The Company will at all times comply with the non-discrimination requirements of 13 C.F.R., Parts 112, 113 and 117.

     12.4 Remedies. The Company understands that its violation of this Agreement may result in CIT/VC being required by the SBA to sell the Series B Preferred Stock, and such sale may be at depressed prices due to the circumstances and timing of the sale. Therefore, in addition to all other remedies available to CIT/VC for the Company's violation of this Agreement, the Company agrees that CIT/VC shall be entitled to seek specific enforcement or other equitable relief to prevent a violation by the Company of the terms of this Agreement, and the Company waives any requirement that CIT/VC posts any bond as a condition to seeking or obtaining equitable relief. CIT/VC acknowledges and agrees that the remedies available to CIT/VC for the Company's violation of this Agreement shall be limited to whatever equitable relief may be available (such as specific performance, injunctive relief and rescission), damages

                                      40.

resulting from CIT/VC being required to divest the Series B Preferred Stock and costs of enforcement. CIT/VC expressly waives any claims for damages resulting from any loss of, or restrictions imposed upon the use of, its SBIC license as a result of the Company's breach of Section 12 of this Agreement.

13. Duration of Agreement. The rights and obligations of each Stockholder, except the rights and obligations contained in Sections 3.1, 3.2, 3.3(c), 10, 11 and 12 hereof, and the covenants hereunder to that Stockholder shall terminate as to each Stockholder upon the closing of the Initial Public Offering by the Company. The obligations contained in Sections 8, 11 and 12 shall survive indefinitely until, by their respective terms, they are no longer applicable.

14. Additional Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement, the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement and/or the Series E Stock Purchase Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by proceeding in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach; and/or an action for specific performance of any such covenant or agreement contained in this Agreement, the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement and/or the Series E Stock Purchase Agreement and/or a temporary or permanent injunction, in any case without showing any actual damage and without establishing, in the case of an equitable proceeding, that the remedy at law is inadequate. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof. Any purported Transfer in violation of the provisions of this Agreement shall be void ab initio.

15. Successors and Assigns; Limitation on Assignment. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Company, each of the Stockholders and the respective successors or heirs and personal representatives and permitted assigns of the Company and each of the Stockholders. Each Stockholder agrees further that, it shall not sell any Shares to any Person not a party to this Agreement unless such Person contemporaneously with such sale executes and delivers to the Company an agreement to be bound by the Stockholders' obligations hereunder, whereupon such Person shall have the same obligations as the Preferred Stockholders under this Agreement. The terms, representations, warranties and covenants contained in Sections 6 and 7 hereof shall be binding upon and shall inure to the benefit of and be enforceable by, the Preferred Stockholders and their respective successors, transferees and assignees, provided, that the rights granted to the Preferred Stockholders by Sections 6.3 and 6.4 may not be transferred or assigned to, and shall not inure to the benefit of, a successor, transferee or assignee of the Preferred Stockholders which is engaged in any business which directly competes with the Company in any line of business engaged in, or planned to be engaged in, by the Company. It is understood and agreed among the parties hereto that this Agreement and the representations, warranties, and covenants made herein are made expressly and solely for the benefit of the other party or parties hereto (or their respective

                                      41.

successors or permitted assigns), and that no other person shall be entitled or be deemed to be a third-party beneficiary of any party's rights under this Agreement.

16. Entire Agreement. This Agreement, the Series A Stock Purchase Agreement, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Series D Stock Purchase Agreement, the Series E Stock Purchase Agreement, the Charter and the By-Laws of the Company and each of the other documents delivered in connection with the sale by the Company of its Series E Preferred Stock pursuant to the Series E Stock Purchase Agreement contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior stockholders' agreements, including the Prior Stockholders' Agreement and the Original Stockholders' Agreement, and all other prior and contemporaneous arrangements or understandings with respect thereto. The parties hereto, including the Company and the holders of at least 75% in interest of the outstanding shares of Series A, B, C and D Preferred Stock, voting together as a class, hereby agree that all rights granted and covenants made under the Prior Stockholders' Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants provided herein set forth the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

17. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, duly sent by first class registered or certified mail, postage prepaid, or telecopied or telexed, addressed or telecopied to such party at the address or telecopier number set forth below, or such other address or telecopier number as may hereafter be designated in writing by the addressee in a notice complying as to delivery with the terms of this Section 17; provided, however, that if the Stockholder is foreign, notice shall be sent by both air courier, and telecopied or telexed to such Stockholder:

                              If to the Company:

                              Diversa Corporation
                          10665 Sorrento Valley Road
                              San Diego, CA 92121
                      Attention: Chief Executive Officer
                        Telecopier No.:  (619) 623-5180

                                with a copy to:

                              Cooley Godward LLP
                             4365 Executive Drive,
                                  Suite 1100
                              San Diego, CA 92121
                          Telecopier:  (619) 453-3555
                   Attention:  M. Wainwright Fishburn, Esq.

     If to any other party to this Stockholders' Agreement, to the address listed for such party on Schedule 17 hereto, or for persons who become party to this Stockholders' Agreement after

                                      42.

its initial execution, to the address listed for such person on the signature page to this Stockholders' Agreement.

     All such notices, requests, consents and communications shall be deemed to have been given (a) in the case of personal delivery, on the date of such delivery, (b) in the case of telex or telecopier transmission, on the date on which the sender receives machine confirmation of such transmission, and (c) in the case of mailing, on the fifth business day following the date of such mailing.

18. Changes. The terms and provisions of Sections 5, 6 and 7 of this Agreement may not be modified or amended, or any of the provisions thereof waived, temporarily or permanently, except pursuant to the written consent of (a) the Company, and (b) the holders of at least 75% in interest of the Covenant Preferred Shares, voting together as a class. Except as expressly set forth in the preceding sentence and Section 11.3(e), the terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of
(i) the Company, and (ii) the holders of at least 75% in interest of the Preferred Shares, voting together as a class.

19. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

20. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

21. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. Such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

24. New York Life Insurance Company Compliance Obligations. Nothing in this Agreement shall diminish the continuing obligations of New York Life Insurance Company to comply with applicable requirements of law that it maintain responsibility for the disposition of, and control over its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1411(b) of the New York Insurance Law, as amended, and as hereinafter from time to time in effect.

                                      43.

     In Witness Whereof, the parties hereto have executed this Agreement on the date first above written, in the case of corporations by their respective officers thereunto duly authorized.

                                    Diversa Corporation


                                    By:   /s/ Terrance J. Bruggeman
                                       -----------------------------
                                    Name: Terrance J. Bruggeman
                                         ---------------------------
                                    Title: Chief Executive Officer
                                          --------------------------


                                    Stockholders:

                                    HealthCare Ventures III, L.P.

                                    By:  HealthCare Partners III, L.P.
                                    its: General Partner


                                    By: /s/ Jeffrey Steinberg
                                       -----------------------------
                                    Name: Jeffrey Steinberg
                                         ---------------------------
                                    Title: General Partner
                                          --------------------------

                                    HealthCare Ventures IV, L.P.

                                    By:  HealthCare Partners IV, L.P.
                                    its: General Partner


                                    By: /s/ Jeffrey Steinberg
                                       -----------------------------
                                    Name: Jeffrey Steinberg
                                         ---------------------------
                                    Title: General Partner
                                          --------------------------

                                    HealthCare Ventures V, L.P.

                                    By:  HealthCare Partners V, L.P.
                                    its: General Partner


                                    By: /s/ Jeffrey Steinberg
                                       -----------------------------
                                    Name: Jeffrey Steinberg
                                         ---------------------------
                                    Title: General Partner
                                          --------------------------

                                      44.

                                    APA Excelsior IV/Offshore, L.P.

                                    By:  Patricof & Co. Ventures, Inc.
                                    its: Investment Advisor


                                    By: /s/ Patricia M. Cloherty
                                       -----------------------------
                                    Name: Patricia M. Cloherty
                                         ---------------------------
                                    Title: Co. Chairman
                                          --------------------------


                                    APA Excelsior IV, L.P.

                                    By:  APA Excelsior IV Partners, L.P.
                                    its: General Partner

                                    By:  Patricof & Co. Managers, Inc.
                                    its: General Partner

                                    By: /s/ Patricia M. Cloherty
                                       -----------------------------
                                    Name: Patricia M. Cloherty
                                         ---------------------------
                                    Title: President
                                          --------------------------


                                    The P/A Fund, L.P.

                                    By:  APA Pennsylvania Partners II, L.P.
                                    its: General Partner

                                    By: /s/ Patricia M. Cloherty
                                       -----------------------------
                                    Name: Patricia M. Cloherty
                                         ---------------------------
                                    Title: General Partner
                                          --------------------------


                                    Patricof Private Investment Club, L.P.

                                    By:  Patricof & Co. Managers, Inc.
                                    its: General Partner

                                    By: /s/ Patricia M. Cloherty
                                       -----------------------------
                                    Name: Patricia M. Cloherty
                                         ---------------------------
                                    Title: President
                                          --------------------------

                                      45.

                                    Larry Abrams

                                    /s/ Jeffrey Steinberg
                                    ----------------------------------


                                    Aetna Life Insurance Company

                                    By: /s/ [ILLEGIBLE]
                                       -------------------------------
                                    Name:_____________________________
                                    Title: Vice President
                                          ----------------------------

                                    Axiom Venture Partners, L.P.


                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________


                                    William Baum

                                    /s/ William Baum
                                    ----------------------------------


                                    Benefit Capital Management
                                    Corporation


                                    By: /s/ Sue Decarlo
                                       -------------------------------
                                    Name: Sue Decarlo
                                         -----------------------------
                                    Title: Senior Vice President & CFO
                                          ----------------------------

                                    Terrance J. Bruggeman

                                    /s/ Terrance J. Bruggeman
                                    ----------------------------------


                                    Lee S. Casty

                                    /s/ Lee S. Casty
                                    ----------------------------------


                                      46.

                                   The Cit Group/Venture Capital, Inc.


                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------
                                   Name: [ILLEGIBLE]
                                        -----------------------------
                                   Title: [ILLEGIBLE]
                                         ----------------------------


                                   CSK Venture Capital Co., Ltd


                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________


                                   The Donald D. Johnston Trust


                                   By: /s/ Donald D. Johnston
                                      -------------------------------
                                      Donald D. Johnston, Trustee


                                   Finfeeds International Limited


                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________


                                   Donald C. Garaventi

                                   /s/ Donald C. Garaventi
                                   ---------------------------------


                                   GC&H Investments


                                   By: /s/ John L. Cardoza
                                      ------------------------------
                                   Name: John L. Cardoza
                                        ----------------------------
                                   Title: Executive Partner
                                         ---------------------------

                                   Barry Glickman

                                   /s/ Barry Glickman
                                   ---------------------------------


                                      47.

                                    Hudson Trust

                                    By: Scott M. Ciccor
                                        ------------------------------
                                    Name: Scott M. Ciccor
                                          ----------------------------
                                    Title:  Trustee
                                           ---------------------------


                                    Frank Landsberger

                                    /s/ Frank Landsberger
                                    ----------------------------------


                                    Kenneth F. Logue

                                    /s/ Kenneth F. Logue
                                    ----------------------------------


                                    Mentus Money Purchase Plan

                                    By: /s/ Guy J. Ionnuzzi
                                       -------------------------------
                                    Name: Guy J. Ionnuzzi
                                         -----------------------------
                                    Title: President
                                          ----------------------------


                                    For: New York Life Insurance

                                    By: /s/ Richard F. Drake
                                       -------------------------------
                                    Name: Richard F. Drake
                                         -----------------------------
                                    Title: Director, Venture Capital
                                          ----------------------------

                                    Novartis Agribusiness
                                    Biotechnology Research, Inc.

                                    By: /s/ Stephen V. Evola
                                       -------------------------------
                                    Name: Stephen V. Evola
                                         -----------------------------
                                    Title: Co - President
                                          ----------------------------

                                      48.

                                    Rho Management Trust II

                                    By:  /s/ Peter Klakanis
                                       ------------------------------
                                    Name:    Peter Klakanis
                                         ----------------------------
                                    Title:       C.F.O.
                                          ---------------------------

                                    Raymond D. Rice

                                    /s/ Raymond D. Rice
                                    ---------------------------------


                                    Jay M. Short

                                    /s/ Jay M. Short
                                    ---------------------------------


                                    R. Patrick Simms

                                    /s/ R. Patrick Simms
                                    ---------------------------------


                                    Melvin I. Simon

                                    /s/ Melvin I. Simon
                                    ---------------------------------


                                    State of Michigan

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________


                                    Kathleen H. Van Sleen

                                    /s/ Kathleen H. Van Sleen
                                    ---------------------------------

                                      49.

                                  SCHEDULE 17

                                    NOTICES

If to HealthCare Ventures III, L.P., HealthCare Ventures IV, L.P. and HealthCare Ventures, V, L.P.:

     Twin Towers at Metro Park
     379 Thornall Street
     Edison, New Jersey 08837
     Fax No.:  (908) 906-1450
     Attention:  Jeffrey Steinberg

with a copy to:

     Pepper, Hamilton & Scheetz LLP
     1235 Westlakes Drive, Suite 400
     Berwyn, Pennsylvania 19312-2401
     Fax No.:  (610) 640-7835
     Attention:  Chris Miller

If to APA Excelsior IV, L.P.; APA Excelsior IV/Offshore, L.P.; The P/A Fund, L.P.; or Patricof Private Investment Club, L.P.:

     Patricof & Co. Ventures, Inc.
     445 Park Avenue
     11th Floor
     New York, New York 10022
     Fax No.: (212) 319-6155
     Attention:  Patricia M. Cloherty

with a copy to:

     Shereff, Friedman, Hoffman & Goodman, LLP
     919 Third Avenue
     20th Floor
     New York, NY 10022
     Fax No.: (212) 758-9526
     Attention: Robert M. Friedman, Esq.

If to Mr. Larry Abrams:

     24 Central Park South
     New York, New York 10019
     Fax No.: (212) 758-2976

If to Aetna Life Insurance Company:

     Aetna Life Insurance Company
     151 Farmington Avenue, - RC21
     Hartford, CT 06156-9000
     Fax No.: (860) 273-8650
     Attention:  David M. Clarke

If to Axiom Venture Partners, L.P.:

     Axiom Venture Partners, L.P.
     City Place II, 17/th/ Floor
     185 Asylum Street
     Hartford, Connecticut 06103
     Attention:  Samuel F. McKay
     Fax No.:  (203) 548-7797

If to William Baum:

     Diversa Corporation
     10665 Sorrento Valley Road
     San Diego, CA 92121
     Fax No.: (619) 623-5180

If to Benefit Capital Management Corporation:

     39 Old Ridgebury Road
     Danbury, CT 06817
     Fax No.: (203) 794-2693
     Attention:  Susan DeCarlo

If to Terrance J. Bruggeman:

     Diversa Corporation
     10665 Sorrento Valley Road
     San Diego, CA 92121
     Fax No.: (619) 623-5180

If to Mr. Lee S. Casty:

     c/o French-American Securities, Inc.
     200 West Adams Street
     Suite No. 1500
     Chicago, IL  60606
     Fax No.: (312) 407-5746

If to The CIT Group/Venture Capital, Inc.:

        The CIT Group/Venture Capital, Inc.
        650 CIT Drive
        Livingston, NJ 07039
        Fax No.: (201) 740-5555
        Attention: Bruce Schackman

If to CSK Venture Capital Co., Ltd.:

        Kenchiku Kaikan 7/th/ Floor
        5-26-20 Shiba
        Minatoku, Tokyo 108
        Japan
        Fax No.: 81.03.3457.7070
        Attention:  Fumio Takahashi

If to The Donald D. Johnston Trust:

        The Donald D. Johnston Trust
        18 Oyster Shell Lane
        Hilton Head Island, SC 29926
        Fax No.: (803) 681-6493
        Attention: Donald P. Johnston, Trustee

If to Finnfeeds International Limited:

        Finnfeeds International Limited
        P.O. Box 777
        Marlborough, Wiltshire, UK
        Fax No.: 44(0)1672517778
        Attention: Richard Cooper

with a copy to:

        Carter, Ledyard & Milburn
        2 Wall Street
        New York, NY 10005
        Fax No.:  (212) 732-3232
        Attention:  Kirstin T. Knight, Esq.

If to Donald C. Garaventi:

        330 Indian Harbor Boulevard
        Vero Beach, FL 32963
        Fax No.: (561) 234-2374

If to GC&H Investments:

        c/o Cooley Godward llp
        4365 Executive Drive
        Suite 1100
        San Diego, CA 92121-2128
        Fax No.:  (619) 453-3555
        Attention:  Wain Fishburn, Esq.

If to Barry Glickman:

        Diversa Corporation
        10665 Sorrento Valley Road
        San Diego, CA 92121
        Fax No.: (619) 623-5180

If to Hudson Trust:

        c/o Summit Asset Management Company, Inc.
        666 Plainsboro Road
        Suite 445, The Office Center
        Plainsboro, NJ 08536
        Fax No.: (609) 275-1892
        Attention:  Irene S. March

If to Frank Landsberger:

        Mojave Therpeutic, Inc.
        715 Olde Saw Mill River Road
        Terrytown, NY 10591
        Fax No.: (914) 347-0292

If to Kenneth F. Logue:

        Logue and Rice
        8000 Towers Crescent Drive
        Suite 650
        Vienna, VA 22182-2700
        Fax No.: (703) 761-4248

If to Mentus Money Purchase Plan:

        Aventine
        8910 University Center Lane
        Suite 750
        San Diego, CA 92122-1085
        Fax No.: (619) 455-6872
        Attention: Guy Iannuzzi

If to New York Life Insurance:

        51 Madison Avenue
        New York, NY 10010
        Fax No.: (212) 447-4122
        Attention: Himi Kittner

If to Novartis Agribusiness Biotechnology Research, Inc.:

        Novartis Agribusiness Biotechnology
         Research, Inc.
        3054 Cornwallis Road
        Research Triangle Park, NC 27709
        Fax No.: (919) 541-8585
        Attention: Dr. Juanjo Estruch

with a copy to:

        Novartis Seeds, Inc.
        7240 Holsclaw Road
        Gilroy, CA 95020-8027
        Fax No.: (408) 848-8129
        Attention: Allen E. Norris, Esq.

If to Rho Management Trust II:

        Rho Management Trust II
        767 Fifth Avenue
        43rd Floor
        New York, New York 10153
        Fax No.: (212) 751-3613
        Attention: Joshua Ruch

with a copy to:

        Gregory F.W. Todd, Esq.
        888 Seventh Avenue, Suite 4500
        New York, NY 10019
        Fax No.: (212) 246-5151

If to Raymond D. Rice:

        Logue and Rice
        8000 Towers Crescent Drive
        Suite 650
        Vienna, VA 22182-2700
        Fax No.: (703) 761-4248

If to Jay M. Short:

        Diversa Corporation
        10665 Sorrento Valley Road
        San Diego, CA 92121
        Fax No.: (619) 623-5180

If to R. Patrick Simms:

        Diversa Corporation
        10665 Sorrento Valley Road
        San Diego, CA 92121
        Fax No.: (619) 623-5180

If to Melvin I. Simon

        1075 Old Mill Road
        Pasadena, CA 91108
        Fax No.: (818) 577-9266

If to State of Michigan:

        Acting Administrator
        State of Michigan
        Department of Treasury
        Treasury Building
        430 West Allegan
        Lansing, MI 48922
        Fax No.: (517) 335-3668
        Attention:  Garry Neal

If to Kathleen H. Van Sleen:

        Diversa Corporation
        10665 Sorrento Valley Road
        San Diego, CA 92121
        Fax No.: (619) 623-5180

LIST OF SCHEDULES

Schedule of Series E Investors

Schedule 7.3 - Outstanding Options, Warrants and Rights

Schedule 17 - Notices

LIST OF EXHIBITS

Exhibit A - Quarterly Financial Summary

                                      iv.

                         SCHEDULE OF SERIES E INVESTORS

Name and Address                         No. of Shares
Novartis Agribusiness                        5,555,556
 Biotechnology Research, Inc.
3054 Cornwallis Road
Research Triangle Park, NC 27709
                                          ____________
            Total                            5,555,556

                                  SCHEDULE 7.3

                    OUTSTANDING OPTIONS, WARRANTS AND RIGHTS

                         SCHEDULE 4.2 - CAPITALIZATION

                              DIVERSA CORPORATION
                             CAPITALIZATION TABLE
                       Projected After Series E Closing

                                                                                                                       Total
                                                              Total Shares                                     Fully-Diluted Shares
                           --------------------------------------------------------------------------------------------------------
                            Series A    Series B    Series C   Series D     Common      Warrants(a)   Options(b)     #        %
                           --------------------------------------------------------------------------------------------------------
PATRICOF FUNDS:
APA Excelsior IV, L.P.
The P/A Fund, L.P.
APA Excelsior IV/Offshore,
 L.P.
Patricof Private Investment
 Club, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
       Total Patricof Funds
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE FUNDS:
HealthCare Ventures III, L.P.
HealthCare Ventures IV, L.P.
HealthCare Ventures V, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
     Total HealthCare Funds
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTORS:
Benefit Capital Management
  Corporation
New York Life Insurance
  Company
CSK Venture Capital Co.,
  Ltd.
State of Michigan
GC&H Investments
Mentus Money Purchase Plan
Logue, Kenneth F.
Rice, Raymond D.
Finnfeeds International
  Limited
Abrams, Larry
Axiom Venture Partners, L.P.
Comdisco Warrant
Johnston, Donald
Rho Management Trust II
Aetna Life Insurance Company
Landsberger, Frank
Casty, Lee
Hudson Trust
The CIT Group/Venture
  Capital, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
      Total Other Investors
-----------------------------------------------------------------------------------------------------------------------------------
FOUNDERS:
The Institute for Genomic
  Research, et al.
Haseltine, Wm.
Miller, Jeffrey H.
Simon, Melvin I.
Stetter, Karl O.
Kom, Peter, et al.
Friedman, Gary, et al.
-----------------------------------------------------------------------------------------------------------------------------------
             Total Founders
-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEES & CONSULTANTS:
      CURRENT EMPLOYEES
Bruggeman, Terrance
Short, Jay
Van Sleen, Kathleen
Simms, Patrick
Baum, Bill
-----------------------------------------------------------------------------------------------------------------------------------
       Subtotal Management
-----------------------------------------------------------------------------------------------------------------------------------
Other Employees
Pool Available (c)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Current Employees
-----------------------------------------------------------------------------------------------------------------------------------
TERMINATED EMPLOYEES
Marrs, Barry
Garaventi, Don
Other Terminated Employees
-----------------------------------------------------------------------------------------------------------------------------------
  Total Terminated Employees
-----------------------------------------------------------------------------------------------------------------------------------
Glickman, Bary
Carroll, Daniel (Director)
Other Consultants
-----------------------------------------------------------------------------------------------------------------------------------
       Total Employees and
               Consultants
-----------------------------------------------------------------------------------------------------------------------------------
Grand Total
===================================================================================================================================

FOOTNOTES:
(a)  [****]
(b)  [****]
(c)  [****]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                   Exhibit A

                      FORM OF QUARTERLY FINANCIAL SUMMARY

             Request to CFO's for Quarterly Financial Information

Company:_______________________________________________________

Submitted By:_______________       Period Ending:______________

Qtly. Payroll Taxes Paid  Yes [  ]  No [  ]

------------------------------------------------------------------------------------------------------------------------------
Quarterly Financial Report ($000)
------------------------------------------------------------------------------------------------------------------------------
                                               Current Financial                                   YTD Financial
------------------------------------------------------------------------------------------------------------------------------
                                   Actual                          Budget                 Actual YTD           Budget YTD
------------------------------------------------------------------------------------------------------------------------------
                           Current        Prior Year     Current        Prior Year.
                             Qtr.            Qtr.          Qtr.            Qtr.       Current  Prior Year  Current  Prior Year
------------------------------------------------------------------------------------------------------------------------------
Revenues
------------------------------------------------------------------------------------------------------------------------------
Net Income (loss)
------------------------------------------------------------------------------------------------------------------------------
Gross Margin $
------------------------------------------------------------------------------------------------------------------------------
Gross Margin %
------------------------------------------------------------------------------------------------------------------------------
EBITDA
------------------------------------------------------------------------------------------------------------------------------
Cash Flow from Operations
------------------------------------------------------------------------------------------------------------------------------
                                                 Current Qtr.             Prior Year Qtr.               Previous Qtr.
------------------------------------------------------------------------------------------------------------------------------
Cash & Cash Equivalents
------------------------------------------------------------------------------------------------------------------------------
Total Current Assets
------------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities
------------------------------------------------------------------------------------------------------------------------------
Long Term Debt
------------------------------------------------------------------------------------------------------------------------------
Backlog
------------------------------------------------------------------------------------------------------------------------------
# of Employees/Stores
------------------------------------------------------------------------------------------------------------------------------
Cash Used (Burn Rate)
------------------------------------------------------------------------------------------------------------------------------
  (**If you've attached your cap table, you
     don't need to complete this section         Current Qtr.             Prior Year Qtr.               Previous Qtr.
               Capitalization
------------------------------------------------------------------------------------------------------------------------------
Common Shares Outstanding
------------------------------------------------------------------------------------------------------------------------------
Common equivalent after conversion
------------------------------------------------------------------------------------------------------------------------------
Common equivalent of Warrants & Options
------------------------------------------------------------------------------------------------------------------------------
Total shares fully diluted
------------------------------------------------------------------------------------------------------------------------------

                                          By: (CFO): __________________________